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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
POLYMER GROUP, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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POLYMER GROUP, INC.

NOTICE OF 2004 ANNUAL MEETING
AND PROXY STATEMENT

4055 Faber Place Drive, Suite 201
North Charleston, South Carolina 29405

April 16, 2004

Dear stockholder:

        You are cordially invited to attend the 2004 annual meeting (the "Annual Meeting") of stockholders of Polymer Group, Inc. ("PGI") to be held on May 5, 2004, at 10:00 a.m., local time, at the Harbour Club, 35 Prioleau Street, Charleston, South Carolina 29401.

        The Notice of Meeting, Proxy Statement and Proxy are included with this letter. The matters listed in the Notice of Meeting are more fully described in the Proxy Statement.

        It is important that your shares are represented and voted at the Annual Meeting, regardless of the size of your holdings. Accordingly, I urge you to vote, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope, as soon as possible, even if you plan to attend the Annual Meeting. Signing the enclosed proxy card will not prevent you from voting in person if you attend the Annual Meeting, but will assure that your vote is counted if you are unable to attend.

        We hope that you can attend the Annual Meeting. We appreciate your interest and support in the affairs of PGI.

                      Sincerely,

                      /s/ James L. Schaeffer
                      James L. Schaeffer
                      Chief Executive Officer

POLYMER GROUP, INC.
4055 Faber Place Drive, Suite 201
North Charleston, South Carolina 29405

NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 5, 2004

To the Stockholders of Polymer Group, Inc.:

        The 2004 annual meeting (the "Annual Meeting") of the stockholders of Polymer Group, Inc. (the "Company") will be held on May 5, 2004, at 10:00 a.m., local time, at the Harbour Club, 35 Prioleau Street, Charleston, South Carolina 29401, to consider and take action with respect to the following matters:

  1.
  the election of 7 directors for one year terms or until their successors are duly elected and qualified;

  2.
  the approval of the 2003 Employee Stock Option Plan;

  3.
  the approval of the 2004 Restricted Stock Plan for the Company's directors; and

  4.
  the transaction of such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

        The Board of Directors has fixed the close of business on April 14, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at such meeting and any adjournment thereof.

        You are cordially invited to attend the Annual Meeting. However, whether or not you expect to attend the Annual Meeting, to assure your shares are represented at the Annual Meeting, please date, execute and promptly mail the enclosed proxy in the enclosed envelope, for which no additional postage is required if mailed in the United States.

                      By Order of the Board of Directors,

                      /s/ Phillip E. Bryson
                      Phillip E. Bryson
                      Secretary

North Charleston, South Carolina
April 16, 2004

YOUR VOTE IS IMPORTANT. PLEASE EXECUTE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED.

POLYMER GROUP, INC.
4055 Faber Place Drive, Suite 201
North Charleston, South Carolina 29405

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 5, 2004

        This Proxy Statement is being provided to the stockholders of Polymer Group, Inc. ("PGI", "we", the "Corporation" or the "Company") in connection with the solicitation of proxies by PGI's Board of Directors (the "Board of Directors" or the "Board") for the 2004 annual meeting (the "Annual Meeting") of stockholders to be held on May 5, 2004, at 10:00 a.m., local time, at the Harbour Club, 35 Prioleau Street, Charleston, South Carolina 29401, and at any postponements or adjournments thereof. This Proxy Statement and the enclosed proxy is first being sent or given to stockholders on or about April 16, 2004. The Board of Directors has fixed the close of business on April 14, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at such meeting and any adjournment thereof.

        When you sign and return the enclosed proxy, the shares represented thereby will be voted in accordance with the directions noted thereon. If no direction is indicated, the shares represented thereby will be voted FOR the slate of directors described herein, FOR the approval of the 2003 Employee Stock Option Plan, FOR the approval of the 2004 Restricted Stock Plan and, with respect to any other business as may properly be brought before the Annual Meeting and any adjournments or postponements thereof, in accordance with the judgment of the person or persons voting on such matter or matters.

        Returning your completed proxy will not prevent you from voting in person at the Annual Meeting should you be present and wish to do so. In addition, you may revoke your proxy any time before it is voted by written notice to the Secretary of the Corporation prior to the Annual Meeting or by submission of a later-dated proxy.

        The Company has five authorized classes of common stock consisting of Class A common stock, par value $.01 per share ("Class A Common"), Class B common stock, par value $.01 per share ("Class B Common"), Class C common stock, par value $.01 per share ("Class C Common"), Class D common stock, par value $.01 per share ("Class D Common"), and Class E common stock, par value $.01 per share ("Class E Common," and collectively with the Class A Common, Class B Common, Class C Common and Class D Common, the "Common Stock"). Each outstanding share of Common Stock entitles the holder thereof to one vote. Holders are not entitled to vote fractional shares. On April 14, 2004, the record date, there were a total of 9,024,806 shares of Common Stock outstanding, consisting of 8,708,862 shares of Class A Common, 281,052 shares of Class B Common and 34,892 shares of Class C Common. There are currently no shares of Class D Common or Class E Common outstanding. The presence in person or by proxy of the holders of a majority of such shares of Common Stock shall constitute a quorum. Under Delaware law, abstentions are treated as present and entitled to vote and, therefore, are counted in determining the existence of a quorum and will have the effect of a vote against any matter requiring the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting. If an executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters (a "broker non-vote"), such shares will be considered present but not entitled to vote, and thus will be counted in determining the existence of a quorum but will not be counted in determining whether a matter requiring approval of a majority of the shares present and entitled to vote has been approved or whether a plurality of the vote of the shares present and entitled to vote has been cast.

PROPOSAL 1

ELECTION OF DIRECTORS

        The Board of Directors is currently comprised of seven directors. The directors will serve for one year terms or until their successors are duly elected and qualified. The Board of Directors expects all nominees named herein to be available for election. In case any nominee is not available, the proxy holders may vote for a substitute, unless the Board of Directors reduces the number of directors.

        Directors will be elected at the Annual Meeting by a plurality of the votes cast at the Annual Meeting by the holders of shares represented in person or by proxy. There is no right to cumulative voting as to any matter, including the election of directors.

        The Board of Directors recommends a vote "FOR" the re-election of Mr. Pedro Arias, Mr. Ramon Betolaza, Mr. Lap Wai Chan, Mr. William B. Hewitt, Mr. Eugene Linden, Mr. James Ovenden and Mr. Michael Watzky. See "Management—Nominees for Director" for information with respect to each of the forgoing nominees for director.

PROPOSAL 2

2003 EMPLOYEE STOCK OPTION PLAN

        The Board of Directors has adopted the 2003 Employee Stock Option Plan, subject to stockholder approval, effective December 3, 2003. The stock option plan provides for grants of stock options. Officers and other employees of the Company and its subsidiaries are eligible for grants under the plan. The purpose of the stock option plan is to provide these individuals with incentives to maximize stockholder value and otherwise contribute to the success of the Company and to enable us to attract, retain and reward the best available persons for positions of responsibility.

        A total of 400,000 shares of Class A Common, representing approximately 4.5% of our currently outstanding Common Stock, will be available for issuance under the stock option plan, subject to adjustment in the event of a reorganization, stock split, merger or similar change in the corporate structure of the Company or the outstanding shares of Common Stock. In the event of any of these occurrences, the Board of Directors may make any adjustments it considers appropriate to, among other things, the number and kind of shares, options or other property available for issuance under the stock option plan or covered by grants previously made under the plan. The shares available for issuance under the stock option plan may be, in whole or in part, authorized and unissued or held as treasury shares. As of April 9, 2004, the closing price of the Class A Common Stock as quoted on the OTC Bulletin Board was $13.25 per share.

        The Compensation Committee of our Board of Directors will administer the stock option plan. Our board also has the authority to administer the plan and to take all actions that the compensation committee is otherwise authorized to take under the plan. Grants will be awarded under the stock option plan entirely in the discretion of the compensation committee. As a result, we are unable to determine at this time the future recipients, amounts and values of future benefits to be received under the plan.

        The following table sets forth the number of options which have been granted under the stock option plan to the Company's chief executive officer, the four other most highly compensated executive officers, all executive officers as a group, each other person who received or is to receive five percent of such options and all employees, including all current officers who are not executive officers, as a group, subject to approval by the Company's stockholders at the Annual Meeting.

2003 EMPLOYEE STOCK OPTION PLAN

Name and Position	Dollar Value ($)	Options Granted (#)
James L. Schaeffer (Chief Executive Officer)	$0.00	75,000
Willis C. Moore III (Chief Financial Officer)	0.00	40,000
Michael W. Hale (Group Vice President of U.S. Operations, Nonwovens)	0.00	15,000
Rolf J. Altdorf (Vice President and Managing Director of Europe, Middle East and Africa)	0.00	15,000
Fernando Espinosa (Vice President and General Manager of Latin America)	0.00	15,000
Richard L. Ferencz (Group Vice President of Development)	0.00	15,000
All executive officers as a group (6 persons)	0.00	175,000
All current directors who are not executive officers, as a group	—	—
All employees, including officers who are not executive officers, as a group	0.00	65,000

        The following is a summary of the material terms of the stock option plan, but does not include all of the provisions of the plan. For further information about the plan, we refer you to the stock option plan, a copy of which is attached as Annex I to this proxy statement.

Terms of the Stock Option Plan

        Eligibility.    Officers and employees of the Company and its subsidiaries will be eligible to receive grants under the stock option plan. In each case, the compensation committee will select the actual grantees. As of April 9, 2004, there were approximately 25 employees expected to be eligible to participate in the stock option plan.

        Stock Options.    Under the stock option plan, the compensation committee or the Board may award grants of non-qualified stock options. The compensation committee may not, however, award to any one person in any calendar year options to purchase Common Stock equal to more than 20% of the total number of shares authorized under the plan.

        The compensation committee will determine the exercise price of any option in its discretion, except that the exercise price may not be less than 100% of the fair market value of a share of Common Stock as of the date of grant.

        Unless the compensation committee determines otherwise, the exercise price of any option may be paid in any of the following ways:

  •
  in cash,

  •
  by delivery of shares of Common Stock with a fair market value equal to the exercise price,

  •
  by simultaneous sale through a broker of shares of Common Stock acquired upon exercise, and/or

  •
  by having the Company withhold shares of Common Stock otherwise issuable upon exercise.

        The compensation committee will determine the term of each option in its discretion. However, no term may exceed ten years from the date of grant. In addition, all options under the stock option plan, whether or not then exercisable, generally cease vesting when a grantee ceases to be an officer or employee of the Company or its subsidiaries. Options generally expire on the date of cessation of services for the Company.

        There are, however, exceptions depending upon the circumstances of cessation. In the case of a grantee's death or disability, all of such grantee's options that were vested as of the date of cessation of services with the Company will remain exercisable until the expiration date of the grant, so long as the grantee does not compete with the Company during such period. In the event of retirement, a grantee's vested options will remain exercisable after the date of retirement until the expiration date of the grant, so long as the grantee does not compete with the Company during such period. Upon termination for cause, all options will terminate immediately. In the event that the grantee's employment with the Company terminates for any other reason, all of such grantee's options that were vested as of the date of cessation of employment with the Company will remain exercisable until the expiration date of the grant, so long as the grantee does not compete with the Company during such period. If there is a change in control of the Company, a certain portion of the options will become fully vested and exercisable and remain so for up to 30 days after the date of the change of control.

        Vesting, Withholding Taxes and Transferability of All Awards.    The terms and conditions of each award made under the stock option plan, including vesting requirements, will be set forth, consistent with the plan, in a written agreement with the grantee.

        Unless the compensation committee determines otherwise, a participant may elect to deliver shares of Common Stock, or to have the Company withhold shares of Common Stock otherwise issuable upon exercise of an option, in order to satisfy the Company's withholding obligations in connection with any such exercise.

        Unless the compensation committee determines otherwise, no award made under the stock option plan will be transferable other than by will or the laws of descent and distribution, and each award may be exercised only by the grantee or his or her executor, administrator, guardian, or legal representative.

        Amendment and Termination of the Stock Option Plan.    The Board may amend or terminate the stock option plan in its discretion, except that no amendment will become effective without prior approval of the Company's stockholders if such approval is necessary for continued compliance with the performance-based compensation exception of Section 162(m) of the Internal Revenue Code or any stock exchange listing requirements. Furthermore, any termination may not materially and adversely affect any outstanding rights or obligations under the stock option plan without the affected participant's consent. If not previously terminated by the board, the stock option plan will terminate on the tenth anniversary of its adoption.

Certain Federal Income Tax Consequences of the Stock Option Plan

        The following is a brief summary of the federal income tax rules relevant to options issued under the stock option plan, based upon the Internal Revenue Code as currently in effect (the "Code"). These rules are highly technical and subject to change in the future. Because federal income tax consequences will vary as a result of individual circumstances, grantees should consult their personal tax advisors with respect to the tax consequences associated with stock options. Moreover, the following summary relates only to grantees' federal income tax treatment, and the state, local and foreign tax consequences may be substantially different.

        Non-Qualified Options.    Upon the grant of a non-qualified option, a grantee will not recognize any taxable income, and the Company will not be entitled to a deduction. Upon the exercise of a non-qualified option, the grantee will recognize ordinary income, subject to wage and employment tax withholding, equal to the excess of the fair market value of the Common Stock acquired on the date of exercise over the exercise price. The Company will be entitled to a deduction equal to the compensation taxable to the grantee.

        If a grantee sells Common Stock acquired upon the exercise of a non-qualified option, the grantee will recognize capital gain or loss equal to the difference between the selling price of the stock and its fair market value on the date of exercise. The capital gain or loss will be long- or short-term, depending on whether the grantee has held the stock for more than one year. In any event, the Company will not be entitled to a deduction with respect to any capital gain recognized by the grantee.

        Short-term capital gains are generally subject to the same federal income tax rate as ordinary income; the current maximum rate is 35%. Long-term capital gains are generally subject to a maximum rate of 15% for shares held for more than one year. Capital losses on the sale of stock acquired upon an option's exercise may be used to offset capital gains. If capital losses exceed capital gains, then up to $3,000 of the excess losses may be deducted from ordinary income. Remaining capital losses may be carried forward to future tax years.

        Effect of Rule 16b-3(d)(3) under the Exchange Act.    The tax consequences of either non-qualified options or incentive options may vary for those directors and executive officers who are subject to the short-swing trading restrictions of Section 16(b) of the Securities Exchange Act of 1934, if those persons are exempted from these restrictions solely in reliance upon the six-month holding provision of Rule 16b-3(d)(3). In general, a participant that falls into this category will recognize income, or begin applicable holding periods, on the later of (i) the date of exercise and (ii) the date six months after the option grant date, unless the participant files an election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code within 30 days of the date of exercise. Under the election, a grantee elects to recognize income on the exercise date, based on the common stock's fair market value on that date, and the grantee's holding period begins on such date.

        One Million Dollar Compensation Limit.    The Revenue Reconciliation Act of 1993 limits the annual deduction a publicly held company may take for compensation paid to its chief executive officer or any of its four other highest compensated officers in excess of $1,000,000 per year, excluding for this purpose compensation that is "performance-based" within the meaning of Internal Revenue Code Section 162(m). The Company intends that compensation realized upon the exercise of an option granted under the stock option plan be regarded as "performance-based" under Section 162(m) and that such compensation be deductible without regard to the limits imposed by Section 162(m) on compensation that is not "performance-based."

Vote Required

        In order to be approved, the stock option plan must receive the affirmative vote of a majority of the votes cast by the holders of Common Stock represented in person or by proxy at the meeting. Approval of the stock option plan is required for grants of options made under the plan to qualify as performance-based compensation deductible by the Company without limitation under Section 162(m) of the Internal Revenue Code.

PROPOSAL 3

2004 RESTRICTED STOCK PLAN FOR DIRECTORS

        The Board of Directors has adopted the 2004 Restricted Stock Plan for Directors, subject to stockholder approval, effective March 31, 2004. The restricted stock plan provides for grants of restricted stock. Directors of the Company are eligible for grants under the plan. The purpose of the restricted stock plan is to provide these individuals with incentives to maximize stockholder value and otherwise contribute to the success of the Company and to enable us to attract, retain and reward the best available persons to serve as directors.

        A total of 200,000 shares of our Class A Common, representing 2.22% of our currently outstanding Common Stock, will be available for issuance under the restricted stock plan, subject to adjustment in the event of a reorganization, stock split, merger or similar change in the corporate structure of the Company or the outstanding shares of Common Stock. In the event of any of these occurrences, the restricted stock committee may make any adjustments it considers appropriate to, among other things, the number and kind of shares or other property available for issuance under the restricted stock plan or covered by grants previously made under the plan. The shares available for issuance under the restricted stock plan may be, in whole or in part, authorized and unissued or held as treasury shares. As of April 9, 2004, the closing price of the Class A Common Stock as quoted on the OTC Bulletin Board was $13.25 per share.

        The restricted stock committee of our board of directors, which will consist of at least two directors who are not entitled to receive grants under the plan, will administer the restricted stock plan. Our board also has the authority to administer the plan and to take all actions that the restricted stock committee is otherwise authorized to take under the plan. Other than the initial grants described below, grants will be awarded under the restricted stock plan entirely in the discretion of the restricted stock committee. As a result, we are unable to determine at this time the amounts and values of future benefits to be received under to the plan.

        The initial grantees of restricted stock awards under the 2004 Restricted Stock Plan are Messrs. Arias, Hewitt, Linden and Ovenden, each of whom received an initial grant of 4,000 shares of restricted stock on March 31, 2004, and all directors as a group received 16,000 shares. In addition, during each fiscal quarter, each of Messrs. Arias, Hewitt, Linden and Ovenden will receive an additional grant of restricted stock with a value of $2,500, determined by taking the weighted average closing price for the Class A Common Stock over a period of 15 trading days prior to the end of such fiscal quarter of the Company.

        No shares of restricted stock have been granted under the restricted stock plan to the Company's chief executive officer, the four other most highly compensated executive officers, all executive officers as a group or all employees, including all current officers who are not executive officers, as a group.

        The following is a summary of the material terms of the restricted stock plan, but does not include all of the provisions of the plan. For further information about the plan, we refer you to the restricted stock plan, a copy of which is attached as Annex II to this proxy statement.

Terms of the Restricted Stock Plan

        Eligibility.    Only non-employee directors of the Company will be eligible to receive grants under the restricted stock plan. In each case, the restricted stock committee will select the actual grantees, who will initially be Messrs. Arias, Hewitt, Linden and Ovenden. As of April 9, 2004, there were four directors expected to be eligible to participate in the restricted stock plan.

        Restricted Stock.    Under the restricted stock plan, the restricted stock committee may award restricted stock subject to the conditions and restrictions, and for the duration, which will generally be at least six months, that it determines in its discretion. A grantee will be required to pay the Company at least the aggregate par value of any shares of restricted stock within 30 days of the date of grant, unless the shares are treasury shares. As long as the grantee remains as a director, no shares may be sold other than amounts necessary to pay any income tax expense to the grantee resulting from the vesting of any such shares. Unless the restricted stock committee determines otherwise, all restrictions on a grantee's restricted stock will lapse when the grantee ceases to be a director of the Company because of a termination after a change in control of the Company or due to death, disability or, in the discretion of the restricted stock committee, retirement. If termination of employment or service occurs for any other reason, all of a grantee's restricted stock which has not vested will be forfeited immediately.

        Vesting, Withholding Taxes and Transferability of All Awards.    The terms and conditions of each award made under the restricted stock plan, including vesting requirements, will be set forth consistent with the plan in a written agreement with the grantee.

        Unless the restricted stock committee determines otherwise, no award made under the restricted stock plan will be transferable other than by will or the laws of descent and distribution or to a grantee's family member by gift or a qualified domestic relations order.

        Amendment and Termination of the Restricted Stock Plan.    The Board or restricted stock committee may amend or terminate the restricted stock plan in its discretion, except that no amendment will become effective without prior approval of the Company's stockholders if such approval is necessary for continued compliance with any stock exchange listing requirements. Furthermore, any termination may not materially and adversely affect any outstanding rights or obligations under the restricted stock plan without the affected participant's consent. If not previously terminated by the Board or the restricted stock committee, the restricted stock plan will terminate on the tenth anniversary of its adoption.

Certain Federal Income Tax Consequences of the Restricted Stock Plan

        The following is a brief summary of the federal income tax rules relevant to participants in the restricted stock plan based upon the Code. These rules are highly technical and subject to change in the future. Because federal income tax consequences will vary as a result of individual circumstances, participants should consult their personal tax advisor with regards to the tax consequences of participating in the restricted stock plan. Moreover, the following summary relates only to a participant's federal income tax treatment, and the state, local and foreign tax consequences may be substantially different.

        Restricted Stock.    Participants will not recognize taxable income at the time shares of restricted stock are granted, but they will recognize ordinary income, and be subject to wage and employment tax withholding, when the shares first become transferable or are not otherwise subject to restrictions or a substantial risk of forfeiture, unless the participant makes an election under Code Section 83(b) to recognize ordinary income upon grant. The amount of ordinary income that a participant will recognize will equal the fair market value of the restricted stock at the time its restrictions lapse, or at the time of grant if the participant makes a Code Section 83(b) election, less the amount paid for the restricted stock. The Company will be entitled to claim a corresponding deduction equal to the amount of ordinary income a participant recognizes. Upon the sale of restricted stock after its restrictions have lapsed, a participant will recognize long- or short-term capital gain or loss, depending on whether such participant has held the stock for more than one year from the date the restrictions lapsed, or for more than one year from the date of grant if such participant made a Section 83(b) election.

Vote Required

        In order to be approved, the restricted stock plan must receive the affirmative vote of a majority of the votes cast by the holders of Common Stock represented in person or by proxy at the meeting.

OTHER BUSINESS

        At the date of this Proxy Statement, the Corporation has no knowledge of any business other than that described above that will be presented at the Annual Meeting. If any other business should come before the Annual Meeting, the proxies will be voted in the discretion of the proxy holders.

MANAGEMENT

        The following sets forth information as to each nominee for director (who also constitute all of the directors of the Company) and executive officer of the Company, as of April 14, 2004, including age, principal occupation and employment during the past five years, directorships in other publicly held companies, membership on committees of the Board of Directors and period of service as a director of the Company.

Nominees for Director

        William B. Hewitt, 65, has served as a director since March 5, 2003 and as Chairman of the Board of Directors since April 2, 2003. Mr. Hewitt is President and Chief Executive Officer of Sirius Ventures, Inc., a consulting firm, a position he has held since January, 1998. Mr. Hewitt is Chairman of the Board of Global Vantege, a credit and receivables management firm and has been associated with Global Vantege since November 2002.

        Pedro A. Arias, 61, has served as a director since March 5, 2003. Mr. Arias has served as polymers strategy and planning manager for Occidental Petroleum. He has also been active in researching related polymer fields and been published in publications of universities, industrial associations and industrial organizations. Mr. Arias presently is an independent polymers consultant member of Tecnon Orbichem and adviser to the OECD Chemical Division, IPCS (WHO) and Eld. RYTD Directorate.

        Ramon Betolaza, 34, has served as a director since March 5, 2003. Mr. Betolaza presently is a Partner in MatlinPatterson Global Advisers LLC and has served in that capacity since its inception in July 2002. Prior to that, Mr. Betolaza was a Director of Credit Suisse First Boston (Europe) Ltd.

        Lap Wai Chan, 37, has served as a director since March 5, 2003. Mr. Chan presently is a Managing Partner of MatlinPatterson Global Advisers LLC and has served in that capacity since its inception in July 2002. Prior to that, Mr. Chan was a Managing Director of Credit Suisse First Boston H.K. Ltd.

        Eugene Linden, 57, has served as a director since March 5, 2003. Mr. Linden is an author and social critic who has written widely on a number of subjects including finance and markets. He served as a board member of Golden Books and then as Chairman, Chief Executive Officer and President of GB Liquidation Holdings, Inc.

        James A. Ovenden, 41, has served as a director since March 5, 2003. Mr. Ovenden is presently the Chief Financial Officer, Secretary and Treasurer of Extended Stay America, Inc. and has served in that position since January 2004. Previously, Mr. Ovenden was the principal consultant with CFO Solutions of SC, LLC, a financial consulting services business. Prior to CFO Solutions, Mr. Ovenden was employed by CMI Industries, a manufacturer of textile products, from 1987 until 2002 and served as Chief Financial Officer and Executive Vice President of that company from 1993 to 2002.

        Michael Watzky, 42, has served as a director since March 5, 2003. Mr. Watzky presently is a Partner in MatlinPatterson Global Advisers LLC and has served in that capacity since its inception in July 2002. Prior to that, Mr. Watzky was a Director of Credit Suisse First Boston H.K. Ltd.

Executive Officers

        James L. Schaeffer, 52, has served as Chief Executive Officer of the Corporation since March 11, 2003. Prior to that, Mr. Schaeffer served as Executive Vice President of the Corporation and President and Chief Operating Officer, Nonwovens since August 1999. Mr. Schaeffer served as Vice President and Chief Operating Officer, Nonwovens, from February 1998 through August 1999. Mr. Schaeffer served as Group Vice President—Operations and General Manager (Americas), Nonwovens, from March 1995 through February 1998. From 1992 until March 1995, Mr. Schaeffer served as Vice President—Operations/Engineering of FiberTech Group, Inc., or FiberTech, our wholly-owned subsidiary. Prior to joining FiberTech, Mr. Schaeffer served as General Manager for Scott Nonwovens at the Landisville facility from 1990 to 1992.

        Willis C. Moore III, 51, has served as the Chief Financial Officer of the Corporation since October 27, 2003. Prior to joining the corporation, Mr. Moore served as Chief Financial Officer of Unifi, Inc. from 1994 to 2003. Mr. Moore serves as Chairman of the American Textile Manufacturers Institute. Mr. Moore also was a partner at Ernst & Young LLP from 1983 through 1994.

        Rolf J. Altdorf, 50, has served as Vice President and Managing Director of Europe, Middle East and Africa since July 1998. From March 1995 to July 1998, Mr. Altdorf served as Managing Director and Vice President—Marketing and Sales of Chicopee B.V., one of our subsidiaries, in Cuijk, The Netherlands. From October 1985 to March 1995, Mr. Altdorf served in several different capacities in the research and development, marketing and European projects departments of Johnson & Johnson in Dusseldorf, Germany and Cuijk, The Netherlands.

        Richard L. Ferencz, 59, is currently the Group Vice President of Development. Previously, Mr. Ferencz served as Group Vice President—Asia and Engineering, Nonwovens. From February 1998 until May 2000, Mr. Ferencz served as Group Vice President—Advanced Technology and Engineering, Nonwovens. From March 1996 to February 1998, Mr. Ferencz served as Vice President—Advanced Technology and Engineering. From 1992 to 1996 Mr. Ferencz served as Vice President of Engineering of Polymer. Prior to joining us, Mr. Ferencz served as Director of Systems of Reemay (1986-1992).

        Fernando Espinosa, 60, has served as Vice President and General Manager of Latin America since June 1994. From 1989 through 1994, Mr. Espinosa served as the General Manager of Bonlam S.A. de C.V., one of our subsidiaries, in Latin America. From 1980 through 1989, Mr. Espinosa served as the Operations Manager for Cydsa S.A. de C.V. in Latin America. Mr. Espinosa holds a Bachelor of Science Degree in Mechanical Engineering from the University of San Luis in Potosi.

        Michael W. Hale, 54, has served as Group Vice President of U.S. Operations, Nonwovens since April 23, 2003. From July 2001 to April 2003, Mr. Hale served as Group Vice President of Product Supply. From September 1997 through July 2001, Mr. Hale served as Vice President of Operations, Nonwovens. From 1972 until September 1997, Mr. Hale served in various manufacturing and engineering roles for us and for Johnson & Johnson (former owner of our Chicopee, Inc. subsidiary). Mr. Hale holds a Bachelor of Science Degree in Textile Engineering from North Carolina State University (1972).

        There are no family relationships among the foregoing persons.

        Mr. Schaeffer was an executive officer of the Company on May 11, 2002 when the Company filed a petition under Chapter 11 of the federal bankruptcy laws.

Information About the Board of Directors

        The Board of Directors held seven meetings (exclusive of committee meetings and update teleconferences) during the preceding fiscal year. The Board of Directors has established a Compensation Committee and an Audit Committee, the functions and current members of which are noted below. Each current director who was also a member of the Board of Directors during the preceding fiscal year attended 75% or more of the number of meetings held during the preceding fiscal year by the Board of Directors and any committees on which such director served.

        Compensation Committee.    The Compensation Committee of the Board of Directors currently consists of Messrs. Hewitt, Arias and Linden. The Compensation Committee reviews and makes recommendations to the Board of Directors regarding salaries, compensation and benefits of executive officers and key employees of the Corporation. The Compensation Committee met one time during the preceding fiscal year.

        Audit Committee.    The Audit Committee of the Board of Directors currently consists of Messrs. Ovenden, Hewitt and Linden. The Audit Committee, among other duties, employs the independent auditors, pre-approves all services performed by the independent auditors, reviews the internal and external financial reporting of the Corporation, reviews the scope of the independent audit, considers comments by the auditors regarding internal controls and accounting procedures and management's response to those comments and reviews services provided by the independent auditors and other disclosed relationships as they bear on the independence of the independent auditors. The charter of the Audit Committee is attached to this proxy statement as Annex III. The Audit Committee held 8 meetings during the preceding fiscal year. Mr. Ovenden is the "audit committee financial expert" serving on the Audit Committee within the meaning of the SEC rules and regulations. All members of the Audit Committee are independent within the meaning of Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended ("Exchange Act").

        Purchasing Committee.    The Corporation also has a purchasing committee. Currently, Mr. Arias is the chairman and sole member of the purchasing committee. The purchasing committee was established to assist management of the Corporation in negotiating purchases of raw materials with the Corporation's suppliers, in light of the critical importance to the Corporation's profitability resulting from raw material pricing and availability.

        Nominations.    The Corporation does not have a nominating committee. In light of the substantial stock ownership position of Matlin Patterson Global Opportunities Partners, the Corporation does not believe that a separate nominating committee is currently necessary. In the interim, all current directors will take part, as necessary, in selecting any required nominees. The Board currently considers candidates for Board membership suggested by its members. A shareholder who wishes to recommend a prospective nominee for the Board should notify the Company's Corporate Secretary in writing with whatever supporting material the shareholder considers appropriate. The Board will also consider whether to nominate any person nominated by a shareholder pursuant to the provisions of the Company's bylaws relating to shareholder nominations.

        Once the Board has identified a prospective nominee, it makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the Board with the recommendation of the prospective candidate, as well as the Board's own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors described below. If the Board determines that additional consideration is warranted, it may engage a third-party search firm to gather additional information about the prospective nominee's background and experience and to report its findings to the Board. The Board then evaluates the prospective nominee against certain standards and qualifications, including:

  •
  the ability of the prospective nominee to represent the interests of the shareholders of the Corporation;

  •
  the prospective nominee's standards of integrity, commitment and independence of thought and judgment;

  •
  the prospective nominee's ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee's service on other public company boards;

  •
  the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board; and

  •
  the extent to which the prospective nominee helps the Board reflect the diversity of the Corporation's shareholders, employees and customers.

        The Board also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. In connection with this evaluation, the Board determines whether to interview the prospective nominee, and if warranted, one or more members of the Board, and others as appropriate, interview prospective nominees in person or by telephone. After completing this evaluation and interview, the Board determines the nominees.

        Director Independence.    The Board undertook its annual review of director independence in March 2004. During this review, the Board considered transactions and relationships between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates. The Board also examined transactions and relationships between directors or their affiliates and members of the Company's senior management or their affiliates. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent.

        As a result of this review, the Board affirmatively determined that all of the directors nominated for election at the annual meeting are independent of the Company and its management within the meaning of the SEC's rules and regulations, with the exception of Messrs. Betolaza, Chan and Watzky, who are considered non-independent outside directors because of their affiliation with Matlin Patterson Global Advisers LLC, an affiliate of the Company's controlling stockholder.

Compensation of Directors

        Management directors and employees of MatlinPatterson are not entitled to receive any fees for their service on the Board of Directors. All other non-management directors are reimbursed for out-of-pocket expenses incurred in connection with attending meetings. In addition, such non-management directors receive a yearly fee of $60,000, $1,000 for each meeting attended of the Board of Directors and $500 for each Committee meeting attended. At least $10,000 of the yearly fee will be payable in shares of the Corporations' Class A Common Stock pursuant to the 2004 Restricted Stock Plan. In addition, the chairman of each of the Audit and Purchasing Committees receives a yearly fee of $10,000 for serving in such capacity.

Stockholder Communication with the Board of Directors

        Stockholders and other parties interested in communicating directly with the chairman or with the non-management directors as a group may do so by writing to Chairman, Polymer Group, Inc., 4055 Faber Place Drive, Suite 201, North Charleston, South Carolina 29405. Effective March 31, 2004, the Board approved a process for handling letters received by the Company and addressed to non-management members of the Board. Under that process, the Corporate Secretary of the Company reviews all such correspondence and regularly forwards to the Board a summary of all such correspondence and copies of all correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or committees thereof or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the audit committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the Corporation's officers, directors and persons who beneficially own more than ten percent of a registered class of the Corporation's equity securities to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater-than-ten percent beneficial owners are also required to furnish the Corporation with copies of all Section 16(a) forms they file.

        Based solely upon a review of the copies of such forms furnished to the Corporation, or written representations that no Form 5 filings were required, the Corporation believes that during the period from December 28, 2002 through January 3, 2004 all Section 16(a) filing requirements applicable to its officers, directors and greater-than-ten percent beneficial owners were complied with, other than one Form 3 filed late by Mr. Espinosa.

Audit Committee Report

        The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

        The charter of the Audit Committee of the Board specifies that the purpose of the Committee is to assist the Board in its oversight of:

  •
  the integrity of the Company's financial statements;

  •
  the adequacy of the Company's system of internal controls;

  •
  the Company's compliance with legal and regulatory requirements;

  •
  the qualifications and independence of the Company's independent auditors; and

  •
  the performance of the Company's independent auditors.

        The full text of the Committee's revised charter is attached to this proxy statement as Annex III.

        In carrying out these responsibilities, the Audit Committee, among other things:

  •
  monitors preparation of quarterly and annual financial reports by the Company's management;

  •
  supervises the relationship between the Company and its independent auditors, including: having direct responsibility for their appointment, compensation and retention; reviewing the scope of their audit services; approving all non-audit services;

  •
  confirming the independence of the independent auditors; and

  •
  oversees management's implementation and maintenance of effective systems of internal and disclosure controls, including review of the Company's policies relating to legal and regulatory compliance, ethics and conflicts of interests.

        The Committee met 8 times during fiscal 2003. The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Committee's meetings include, whenever appropriate, executive sessions with the Company's independent auditors without the presence of the Company's management.

        As part of its oversight of the Company's financial statements, the Committee reviews and discusses with both management and the Company's independent auditors all annual and quarterly financial statements prior to their issuance. During fiscal 2003, management advised the Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles, and reviewed significant accounting and disclosure issues with the Committee. These reviews included discussion with the independent auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees), including the quality of the Company's accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Committee also discussed with Ernst & Young LLP matters relating to its independence, including a review of audit and non-audit fees and the written disclosures and letter from Ernst & Young LLP to the Committee pursuant to Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

        In addition, the Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of the Company's internal and disclosure control structure. As part of this process, the Committee continued to monitor the scope and adequacy of the Company's internal control system.

        Fees Paid to Ernst & Young LLP.    The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the fiscal years ended December 28, 2002 and January 3, 2004 and the reviews of the financial statements included in the Company's Forms 10-Q for the fiscal years then ended were $1,202,000 and $1,748,000, respectively.

        There were no fees billed for professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X rendered by Ernst & Young LLP for the fiscal years ended December 28, 2002 and January 3, 2004.

        The aggregate fees billed for assurance and related professional services rendered in the fiscal years ended December 28, 2002 and January 3, 2004 by Ernst & Young LLP that are reasonably related to the performance of the services described above under the heading "Audit Fees" were $0 and $45,000, respectively. These services related primarily to audits of employee benefit plans.

        The aggregate fees billed for professional services rendered by Ernst & Young LLP in the fiscal years ended December 28, 2002 and January 3, 2004 for tax compliance, tax advice and tax planning were $1,362,000 and $2,002,000, respectively.

        The aggregate fees billed for services rendered by Ernst & Young LLP, other than for the services described under the headings "Audit Fees," "Financial Information Systems Design and Implementation Fees," "Audit-Related Fees" and "Tax Fees" above for the fiscal years ended December 28, 2002 and January 3, 2004 were $521,000 and $189,000, respectively. These fees paid to Ernst & Young LLP relate primarily to expenses incurred for reporting and other services provided during the Company's bankruptcy proceedings.

        All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by Ernst & Young LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. The Audit Committee's Audit Policies provide for pre-approval of all audit, audit-related and tax services and, in addition, individual engagements must be separately approved. These policies authorize the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

        Taking all of these reviews and discussions into account, the undersigned Committee members recommended to the Board that the Board approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended January 3, 2004, for filing with the Securities and Exchange Commission.

  Submitted by the Audit Committee
  of the Board of Directors

  James A. Ovenden, Chairman
  William B. Hewitt
  Eugene Linden

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT AND RELATED STOCKHOLDER MATTERS

        The following information with respect to the outstanding shares of Common Stock of the Company beneficially owned by each director and nominee for director of the Company, the chief executive officer and the other most highly compensated executive officers, all beneficial owners of more than five percent of each class of Common Stock known to the Company and the directors and executive officers as a group is furnished as of April 9, 2004, except as otherwise indicated.

Title of Class	Name of Beneficial Owner	Number of Shares (1)	Percent of Class (2)
Class A Common	MatlinPatterson Global Opportunities Partners L.P. (3)(9)	10,727,193	80.3%
	James D. Bennett(4)(9)	1,097,444	12.6%
	HMC Investors, L.L.C. (5)	496,554	6.1%
	Pedro A. Arias	4,000	*
	Ramon Betolaza	—	*
	Lap Wai Chan	—	*
	William B. Hewitt	4,000	*
	Eugene Linden	4,000	*
	James A. Ovenden	4,000	*
	Michael Watzky	—	*
	James L. Schaeffer	—	*
	Willis C. Moore III	—	*
	Fernando Espinosa	—	*
	Michael W. Hale	—	*
	Richard L. Ferencz	—	*
	Rolf J. Altdorf	—	*
	All directors and executive officers as a group	—	*
Class B Common	Jerry Zucker (6)(9)	100,391	35.7%
	James G. Boyd(7)(9)	62,202	22.1%
	The InterTech Group, Inc.(8)	54,371	19.3%
	Pedro A. Arias	—	*
	Ramon Betolaza	—	*
	Lap Wai Chan	—	*
	William B. Hewitt	—	*
	Eugene Linden	—	*
	James A. Ovenden	—	*
	Michael Watzky	—	*
	James L. Schaeffer	—	*
	Willis C. Moore III	—	*
	Fernando Espinosa	—	*
	Michael W. Hale	—	*
	Richard L. Ferencz	—	*
	Rolf J. Altdorf	—	*
	All directors and executive officers as a group	—	*
Class C Common	PGI Special Purpose Holdings, LLC	34,892	100%
	Pedro A. Arias	—	*
	Ramon Betolaza	—	*
	Lap Wai Chan	—	*
	William B. Hewitt	—	*

Eugene Linden	—	*
James A. Ovenden	—	*
Michael Watzky	—	*
James L. Schaeffer	—	*
Willis C. Moore III	—	*
Fernando Espinosa
Michael W. Hale	—	*
Richard L. Ferencz	—	*
Rolf J. Altdorf	—	*
All directors and executive officers as a group	—	*

(1)
Each holder has sole voting and investment power with respect to the shares listed unless otherwise indicated. There were no shares of Common Stock subject to options exercisable within 60 days of April 9, 2004.

(2)
Percentages less than one percent are denoted by an asterisk.

(3)
Includes 5,449,445 shares of Class A Common held by MatlinPatterson Global Opportunities Partners L.P. ("MatlinPatterson") and $41,300,000 aggregate face amount of the Company's 10% Convertible Subordinated Notes due 2007 ("Convertible Notes"), which are immediately convertible into 5,655,233 shares of Class A Common. The information herein is based solely on a Schedule 13D filed by MatlinPatterson and certain of its affiliates on March 17, 2003 and a Form 4 filed by MatlinPatterson and certain of its affiliates on February 4, 2004.

(4)
Includes 400,874 shares of Class A Common and 696,570 shares of Class A Common issuable upon conversion of Convertible Notes held in accounts of various entities over which Mr. Bennett exercises investment discretion as the principal of a general partner or investment manager and Restructuring Capital Associates LP ("RCA") exercises investment discretion as the general partner or investment manager. The information herein is based solely on a Schedule 13G/A filed by James D. Bennett and certain of his affiliates on February 13, 2004, a Form 4 filed by James D. Bennett and RCA on March 12, 2004 and a Form 4 filed by James D. Bennett and RCA on April 5, 2004.

(5)
Includes 482,151 shares held by Harbert Distressed Investment Master Fund, Ltd. and 14,403 shares held by HMC Investors, L.L.C. The information herein is based solely on a Schedule 13G/A filed by HMC Investors, L.L.C. and certain of its affiliates on February 4, 2004.

(6)
Includes 45,795 shares held by Mr. Zucker, 88 shares held by Mr. Zucker's wife, 136 shares held in trust for Mr. Zucker's children, 51,101 shares held by The InterTech Group, Inc. ("InterTech") and 3,270 shares held by FTG, Inc. ("FTG"). Mr. Zucker is Chairman, Chief Executive Officer and President of InterTech and FTG, and as a result may be deemed to have voting and dispositive power over the shares held by InterTech and FTG. The information herein is based solely on a Schedule 13D/A filed by Jerry Zucker and certain of his affiliates on March 17, 2003.

(7)
Includes 7,831 shares held by Mr. Boyd, 51,101 shares held by InterTech, 3,270 shares held by FTG. Mr. Boyd is Executive Vice President, Secretary and Treasurer of InterTech and FTG. The information herein is based solely on a Schedule 13G filed by Mr. Boyd on March 17, 2003.

(8)
Includes 51,101 shares held by InterTech and 3,270 shares held by FTG. The address of InterTech is 4838 Jenkins Avenue, North Charleston, SC 29405. The information herein is based solely on a Schedule 13D/A filed by Jerry Zucker and certain of his affiliates on March 17, 2003.

(9)
Each of these parties has entered into a Shareholders Agreement, dated as of March 5, 2003, the "Shareholders Agreement") providing for certain voting agreements regarding election of directors. Each such party disclaims beneficial ownership of shares of Common Stock owned by the other parties to the Shareholders Agreement.

        In connection with the Company's emergence from bankruptcy on March 5, 2003 (the "Effective Date") a change of control occurred resulting in MatlinPatterson being the beneficial owner of 80.3% of the Company's Class A Common Stock and giving MatlinPatterson the ability to elect directors and control all major corporate transactions. Pursuant to the Joint Second Amended Modified Plan of Reorganization (the "Plan") of the Company and certain of its subsidiaries, as confirmed by the United States Bankruptcy Court for the District of South Carolina on January 16, 2003, MatlinPatterson acquired ownership of 5,499,445 shares of Class A Common in consideration of the cancellation of certain debt instruments (and all pre-petition interest thereon) which were acquired by MatlinPatterson and certain of its affiliates through a series of trades at an aggregate cost to MatlinPatterson and such affiliates of $150,732,172 as follows: 1,579,425 shares issued in respect of $114,813,000 principal amount 8.75% Senior Subordinated Notes of the Company due 2008 (the "8.75% Senior Subordinated Notes") (and all pre-petition interest thereon) acquired by MatlinPatterson and certain of its affiliates at a total cost of $43,108,511; 3,907,871 shares issued in respect of $279,549,000 principal amount 9% Senior Subordinated Notes of the Company due 2008 (the "9% Senior Subordinated Notes") and all pre-petition interest thereon acquired by MatlinPatterson and certain of its affiliates at a total cost of $107,413,619; 1,480 shares issued in respect of $113,000 principle amount 9.25% Senior Notes due 2006 of Dominion Textile (USA) Inc. and all pre-petition interest thereon acquired by MatlinPatterson and certain of its affiliates at a total cost of $25,425; and 10,669 shares issued in respect of $821,000 principle amount 8.875% Senior Subordinated Notes due 2003 of Dominion Textile and all pre-petition interest thereon acquired by MatlinPatterson and certain of its affiliates at a total cost of $184,725.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following summary compensation table specifies the components of the compensation packages of the Company's chief executive officers and other most highly compensated executive officers (collectively, the "Named Executives") for the fiscal years ended January 3, 2004, December 28, 2002 and December 29, 2001. The Company does not maintain any long-term compensation plans other than the 2003 Employee Stock Option Plan.

		Annual Compensation			Long Term Compensation
Name and Principal Position	Fiscal Year	Salary($)	Bonus($)	Retention Bonus($)(1)	Stock Options (#) (2)	Restricted Stock Awards	All Other Compensation ($)(7)
James L. Schaeffer(3) Chief Executive Officer	2003 2002 2001	472,801 442,656 426,556	— 135,000 95,000	200,000 100,000 —	75,000 — 131,444	— — —	19,965 19,116 17,058
Willis C. Moore III (4) Chief Financial Officer	2003	48,077	—	—	40,000	—	—
Michael W. Hale Group Vice President of U.S. Operations, Nonwovens	2003 2002 2001	183,356 152,695 133,931	10,000 54,000 45,000	66,667 33,333 —	15,000 — —	— — —	8,215 7,951 7,234
Rolf J. Altdorf Vice President and Managing Director of Europe, Middle East and Africa	2003 2002 2001	304,525 211,717 146,590	11,311 93,644 119,260	69,915 33,333 —	15,000 — 45,000	— — —	128,924 135,264 20,624
Fernando Espinosa Vice President and General Manager of Latin America	2003 2002 2001	186,792 198,177 186,165	10,000 105,000 63,000	66,666 33,333 —	15,000 — 77,000	— — —	— — —
Richard L. Ferencz Group Vice President of Development	2003 2002 2001	176,101 170,360 159,596	7,500 51,000 40,000	40,000 20,000 —	15,000 — —	— — —	12,935 12,417 11,838
Jerry Zucker (5) Former Chairman, President and Chief Executive Officer	2003 2002 2001	340,348 906,507 924,776	— 250,000 95,000	346,666 203,333 —	— — 310,000	— — —	3,389,361 21,528 17,826
James G. Boyd (6) Former Executive Vice President, Chief Financial Officer, Treasurer and Secretary	2003 2002 2001	477,489 526,999 540,884	280,000 150,000 50,000	173,333 116,667 —	— — 185,000	— — —	2,017,935 21,793 18,962

(1)
The Retention Bonus was part of the Company's Key Employee Retention Plan approved in connection with the Company's Chapter 11 bankruptcy proceedings.

(2)
Options listed as granted in 2001 were cancelled pursuant to the Plan.

(3)
Mr. Schaeffer was appointed as the Company's new President and Chief Executive on March 11, 2003.

(4)
Mr. Moore was appointed as the Company's new Chief Financial Officer on October 27, 2003.

(5)
Mr. Zucker was replaced as Chairman, President and Chief Executive Officer of the Company on March 11, 2003.

(6)
Mr. Boyd ended his position as Executive Vice President, Chief Financial Officer, Treasurer and Secretary on October 27, 2003.

(7)
The following table identifies and quantifies the amount of All Other Compensation for each Named Executive.

Name	Fiscal Year	Money Purchase Pension Plan($)	401(k) Company Contribution($)	401(h) Company Contribution($)	Retirement Annuity($)	Severance Payments ($)
James L. Schaeffer	2003 2002 2001	5,227 4,920 4,741	12,995 12,556 10,736	1,743 1,640 1,581	— — —	— — —
Willis C. Moore III	2003	—	—	—	—	—
Michael W. Hale	2003 2002 2001	— — —	8,215 7,951 7,234	— — —	— — —	— — —
Rolf J. Altdorf	2003 2002 2001	— — —	— — —	— — —	128,924 135,264 20,624	— — —
Fernando Espinosa	2003 2002 2001	— — —	— — —	— — —	— — —	— — —
Richard F. Ferencz	2003 2002 2001	4,478 4,393 4,393	6,964 6,559 5,980	1,493 1,465 1,465	— — —	— — —
Jerry Zucker	2003 2002 2001	6,858 7,000 5,950	9,729 12,194 9,892	2,287 2,334 1,984	— — —	3,370,486 — —
James G. Boyd	2003 2002 2001	6,760 7,000 5,950	12,654 12,459 11,028	2,254 2,334 1,984	— — —	1,996,268 — —

        The amounts included under the column entitled "Money Purchase Pension Plan" are amounts paid by the Company into a trust fund which provides retirement benefits and, under certain circumstances, death or disability benefits or benefits upon termination of employment.

Option Grants in Last Fiscal Year

        The following table sets forth certain information with respect to stock options granted during the fiscal year ended January 3, 2004 to the named executives.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options Granted (#)(1)(2)	% of Total Options Granted to Employees in Fiscal Year
Name			Exercise Price ($/SH)	Expiration Date	5%($)(3)	10%($)(3)
James L. Schaeffer	75,000	31.2%	$6.00	12/11/2013	$283,203	$717,184
Willis C. Moore III	40,000	16.7%	6.00	12/11/2013	150,935	382,498
Michael W. Hale	15,000	6.3%	6.00	12/11/2013	56,601	143,437
Rolf J. Altdorf	15,000	6.3%	6.00	12/11/2013	56,601	143,437
Fernando Espinosa	15,000	6.3%	6.00	12/11/2013	56,601	143,437
Richard L. Ferencz	15,000	6.3%	6.00	12/11/2013	56,601	143,437

(1)
These options were granted under the 2003 Employee Stock Option Plan to acquire shares of Common Stock.

(2)
These options were granted with an exercise price that was determined based on the weighted average of the trading price of shares of the Class A Common Stock for the 30 trading days prior to the date of grant and are generally not exercisable until a change-in-control of the Company occurs.

(3)
The potential realizable value of the options, if any, granted in fiscal year 2003 to each of these officers was calculated by multiplying those options by the excess of (a) the assumed market value, as of December 11, 2013, of Common Stock if the market value of Common Stock were to increase 5% or 10% in each year of the option's 10-year term, over (b) the base price shown. This calculation does not take into account any taxes or other expenses which might be owed. The assumed market value at a 5% assumed annual appreciation rate over the 10-year term is $9.77 and such value at a 10% assumed annual appreciation rate over that term is $15.56. The 5% and 10% assumed appreciation rates are set forth in the Securities and Exchange Commission rules and no representation is made that the Common Stock will appreciate at these rates or at all.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The following table sets forth certain information concerning the value of unexercised stock options held by the named executives as of January 3, 2004.

Name	Shares Acquired on Exercise	Value Realized ($)	Number of Securities Underlying Unexercised Options at FY-End (#) Exercisable/Unexercisable	Value of Unexercised In-The-Money Options At FY-End ($) Exercisable/Unexercisable
James L. Schaeffer	—	—	0/75,000	$0/$112,500
Willis C. Moore III	—	—	0/40,000	0/60,000
Michael W. Hale	—	—	0/15,000	0/22,500
Rolf J. Altdorf	—	—	0/15,000	0/22,500
Fernando Espinosa	—	—	0/15,000	0/22,500
Richard L. Ferencz	—	—	0/15,000	0/22,500

Employment and Management Agreements

        Effective March 31, 2004, Mr. Schaeffer entered into an employment agreement with the Company pursuant to which Mr. Schaeffer agreed to serve as the Company's Chief Executive Officer. The agreement provides for a base salary of $500,000 per annum or such higher rate as our Board of Directors may determine. Mr. Schaeffer is eligible to be paid a bonus at the end of each fiscal year. In addition, the agreement provides for a bonus payment to Mr. Schaeffer in an amount equal to 25% of his annual base salary for fiscal 2003 if Mr. Schaeffer remained employed by the Company on January 4, 2004. The agreement terminates on March 31, 2005 and automatically renews for successive one-year periods unless either party notifies the other of its intention not to renew the agreement. If Mr. Schaeffer is terminated without cause, he is entitled to his base salary for a period of nine months from his termination.

        Effective October 27, 2003, Mr. Moore became our Chief Financial Officer pursuant to an employment agreement with the Corporation. The agreement provides for a base salary of $250,000 per annum or such higher rate as our Board of Directors may determine. Mr. Moore is eligible to be paid a bonus at the end of each fiscal year; provided that if Mr. Moore remains employed by the Company on January 1, 2005, he shall be entitled to a minimum performance bonus of $75,000 for the 2004 fiscal year. The agreement terminates on April 1, 2005 and automatically renews for successive one-year periods unless either party notifies the other of its intention not to renew the agreement. If Mr. Moore is terminated without cause, he is entitled to his base salary for a period of six months from his termination.

        Pursuant to management agreements originally entered into in October 1992 (the "PGI Polymer Management Agreements"), Messrs. Zucker and Boyd (collectively, the "Former Executives") agreed to serve as President and Chief Executive Officer, and Executive Vice President, Secretary and Treasurer, respectively, of the Company's subsidiaries, PGI Polymer, Inc. ("PGI Polymer") and FiberTech Group, Inc. ("FiberTech"). Pursuant to management agreements entered into in March 1995 (the "Chicopee Management Agreements" and, together with the PGI Polymer Management Agreements, the "Management Agreements"), the Former Executives agreed to serve in the same capacities for the Company's subsidiary, Chicopee, Inc. ("Chicopee"). The Management Agreements provided that the Executives' employment thereunder would continue until the Former Executive's resignation, permanent disability, death or termination by PGI Polymer's or Chicopee's Board of Directors, as the case may be.

        The PGI Polymer Management Agreements provided for an annual base salary of $250,000 to be paid to Mr. Zucker and an annual base salary of $150,000 to be paid to Mr. Boyd, while the Chicopee Management Agreements provided for an annual base salary of $400,000 to be paid to Mr. Zucker and an annual base of $200,000 to be paid to Mr. Boyd, all of which amounts could be increased as determined in good faith by the Board of Directors. The Management Agreements also provided for a bonus to be paid at the end of each fiscal year to each of the Former Executives in an amount determined by the Board of Directors, but not to exceed such Former Executive's base salary.

        The Management Agreements provided that upon the termination of either Former Executive's employment, such Former Executive was entitled to receive severance payments equal to either one-half (in the case of death, disability, resignation without good reason or termination for cause) or three times (in all other cases) his annual salary.

        On March 11, 2003, Mr. Zucker was replaced as Chairman, President and Chief Executive Officer of the Company, and on October 27, 2003 Mr. Boyd was replaced as Executive Vice President, Chief Financial Officer, Secretary and Treasurer of the Company.

        Other than the employment agreements entered into with Messrs. Schaeffer and Moore, the Company has not entered into written employment contracts with any of its executive officers.

Termination Benefits

        In 1998, the Company entered into Change in Control Severance Compensation Agreements (each as amended on May 11, 2002, the "Agreements"), with Messrs. Zucker and Boyd. The Agreements were a result of a determination by the Board of Directors that it was important and in the best interests of the Company and its shareholders to ensure that, in the event of a possible change in control of the Company, the stability and continuity of management would continue unimpaired, free of the distractions incident to any such change in control.

        For purposes of the Agreements, a "change in control" occurred when (i) any person or group of persons acting jointly and in concert acquire 35% or more of the Company's voting securities, (ii) any person, or group of persons acting jointly and in concert, owning 5% or greater of the voting power of the Company's Common Stock nominates individuals for election to the Board (who have not been approved by the incumbent board) who, if elected, would constitute a majority of the members on the Board who are not full-time employees of the Company, and a majority of such nominees are elected to the Board of Directors, or (iii) the Company ceases to control in fact, directly or indirectly, all or substantially all of the assets employed in carrying on the business of the Company. As a result of the consummation of the Plan and the Company's emergence from bankruptcy on March 5, 2003, a change in control occurred for purposes of the Agreements.

        Benefits were payable under the Agreements only if a change in control has occurred and thereafter the officer's employment is terminated involuntarily without cause or voluntarily by the officer for reasons such as demotion, relocation, loss of benefits or other changes. The principal benefit to be provided to officers under the Agreements was a payment equal to 2.99 times the sum of (i) base salary, (ii) the cash value of the non-cash benefit plans and (iii) the average of the annual bonus received in the prior two years. On March 11, 2003, Mr. Zucker was replaced as Chairman, President and Chief Executive Officer of the Company.

        The Agreements were not employment agreements, and did not impair the right of the Company to terminate the employment of the officer with or without cause prior to a change in control or absent a potential or pending change in control, or the right of the officer to voluntarily terminate his employment.

        In connection with the Company's Chapter 11 proceedings, the Company established a Key Employee Retention Plan ("KERP"). Under the KERP, certain key employees, including the Named

Executives, received retention bonuses, payable in three installments, if they remained with the Company through the Chapter 11 proceedings (or were terminated without cause). During fiscal year 2002, the Company made the first installment under the KERP, totaling $539,999 to the Named Executives. The final installment was paid on May 11, 2003, the one-year anniversary of the Company's filing of the Chapter 11 petitions, with the total payments in 2003 totaling $963,247 to the Named Executives.

Compensation Committee Interlocks and Insider Participation

        The members of the Company's Compensation Committee are Messrs. Hewitt, Linden and Arias. The Company has no Compensation Committee interlocks or insider participation relationships of such persons with the Company to report.

Compensation Committee Report on Executive Compensation

        The Compensation Committee of the Board of Directors (the "Committee") is pleased to present its report on executive compensation. The Committee reviews and makes recommendations to the Board of Directors regarding salaries, compensation and benefits of executive officers and key employees of the Company. This Committee report documents the components of the Company's executive officer compensation programs and describes the bases upon which compensation will be determined by the Committee with respect to the executive officers of the Company, including the Named Executives.

        This Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any other filing under the Securities Act of 1933 or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

        Compensation Philosophy.    The compensation philosophy of the Company is to endeavor to directly link executive compensation to continuous improvements in corporate performance and increases in shareholder value. The Committee has adopted the following objectives as guidelines for compensation decisions.

  •
  Display a willingness to pay levels of compensation that are necessary to attract and retain highly qualified executives.

  •
  Be willing to compensate executive officers in recognition of superior individual performance, new responsibilities or new positions within the Company.

  •
  Take into account historical levels of executive compensation and the overall competitiveness of the market for high quality executive talent.

  •
  Implement a balance between short-term and long-term compensation to complement the Company's annual and long-term business objectives and strategy and to encourage executive performance in furtherance of the fulfillment of those objectives.

  •
  Provide variable compensation opportunities based on the performance of the Company, encourage stock ownership by executives and align executive remuneration with the interests of stockholders.

        Compensation Program Components.    The Committee regularly reviews the Company's compensation program to ensure that pay levels and incentive opportunities are competitive with the market and reflect the performance of the Company. The particular elements of the compensation program for executive officers are further explained below.

        Base Salary.    The Company's base pay levels are largely determined by evaluating the responsibilities of the position held and the experience of the individual and by comparing the salary scale with companies of similar size and complexity. Actual base salaries are kept within a competitive salary range for each position that is established through job evaluation and market comparisons and approved by the Committee as reasonable and necessary. Under the terms of his employment agreement, Mr. Schaeffer will receive a base salary of $500,000 for the period April 1, 2004 through March 31, 2005.

        Annual Incentives.    Mr. Schaeffer will also receive an annual bonus as determined by the Board of Directors.

        Stock Option Program.    The Committee strongly believes that by providing those persons who have substantial responsibility over the management and growth of the Company with an opportunity to increase their ownership of the Company's stock, the interests of stockholders and executives will be closely aligned. Therefore, the Committee has recommended the implementation of the 2003 Employee Stock Option Plan for the Company's key employees (including the Named Executives) that would make them eligible to receive nonqualified stock options.

        Certain Tax Considerations.    Section 162(m) of the Code generally limits the corporate tax deduction for compensation paid to the Named Executives to $1,000,000 in any given taxable year, unless certain requirements are met. The Compensation Committee has carefully considered the impact of this tax code provision. The Committee currently believes that it has structured the compensation plans for the Named Executives as necessary in order to maximize the Company's corporate tax deduction without limiting the Company's ability to attract and retain qualified executives.

        Summary.    After its review of all existing programs, the Committee continues to believe that the total compensation program for executives of the Company is focused on increasing values for stockholders and enhancing corporate performance. The Committee believes that executive compensation levels at the Company are competitive with the compensation programs provided by other corporations with which the Company competes. The foregoing report has been approved by all members of the Committee.

  Submitted by the Compensation
  Committee of the Board of Directors

  Eugene Linden, Chairman
  Pedro A. Arias
  William B. Hewitt

PERFORMANCE GRAPH

        The following graph compares the Company's cumulative total stockholder return since April 2, 2003 (the Company emerged from bankruptcy on March 5, 2003 and data regarding the Company's stock price was not available until April 2, 2003) with the Russell 2000 Index and with selected companies that the Company believes are similar to the Company (the 'Peer Group'). The Company's Peer Group is comprised of the following companies: Intertape Polymer Group, Inc., Lydall Corporation, Millipore Corporation, Pall Corporation and Unifi, Inc.

COMPARISON OF CUMULATIVE TOTAL RETURN
AMONG POLYMER GROUP,
RUSSELL 2000 INDEX AND PEER GROUP INDEX

ASSUMES $100 INVESTED ON APR. 2, 2003
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING DEC. 31, 2003

	4/02/03	4/30/03	5/31/03	6/30/03	7/31/03	8/31/03	9/30/03	10/31/03	11/30/03	12/31/03
POLYMER GROUP	100.00	100.00	33.33	50.00	53.75	45.83	46.25	45.83	62.50	62.50
PEER GROUP INDEX	100.00	103.77	113.66	119.18	121.60	128.91	120.72	122.79	128.48	134.67
RUSSELL 2000 INDEX	100.00	109.37	120.98	122.99	130.58	136.45	133.78	144.90	149.92	152.77

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In order to effectuate certain provisions of the Plan, PGI, MatlinPatterson, certain other shareholders named therein (collectively "Non-Matlin Global Partners Holders"), Jerry Zucker and James G. Boyd entered into a Shareholders Agreement, dated as of March 5, 2003 (the "Shareholders Agreement"). The terms of the Shareholders Agreement are described below.

Shareholders Agreement

        Contractual Preemptive Rights.    Pursuant to the Shareholders Agreement, we granted contractual preemptive rights to each holder of the common stock issued: (a) pursuant to the Modified Plan; (b) upon the conversion of the Convertible Notes or exercise of the Warrants, (c) upon antidilution adjustments, or (d) upon stock splits, stock dividends or otherwise, in each case, in respect of the securities set forth in clauses (a), (b) and (c) above (collectively, the "Initial Common Stock"). Such contractual preemptive rights give each holder of Initial Common Stock the right to purchase up to its pro rata share of any shares of capital stock or options, warrants, conversion rights or other rights to acquire shares of capital stock proposed to be issued by us, subject to certain excluded issuances set forth in the Shareholders Agreement and summarized in the immediately following sentence. The contractual preemptive rights may be waived with the prior consent of our Board of Directors, including at least one Non-Matlin Global Partners Board Member, and MatlinPatterson Global Opportunities Partners. The contractual preemptive rights terminate if we experience a change of control or with the consent of our Board of Directors, including at least one Non-Matlin Global Partners Board Member, and MatlinPatterson Global Opportunities Partners.

        Tag-Along Rights    Pursuant to the Shareholders Agreement, MatlinPatterson Global Opportunities Partners has granted certain "tag-along" rights to each holder of Initial Common Stock.

        Provisions Regarding Our Board of Directors    In accordance with the Plan, the Shareholders Agreement sets forth certain covenants of the parties thereto with respect to the composition of our Board of Directors and the voting of the shares held thereby with respect to the nomination, election and removal of directors. Pursuant to the Plan and the Shareholders Agreement, as of March 6, 2003 (the "Effective Date"), our Board of Directors would have been (a) fixed at nine members, each with one year terms, subject to the removal provisions of our Bylaws, and (b) composed of five directors designated by MatlinPatterson Global Opportunities Partners (together with any direct or indirect successors thereto designated by MatlinPatterson Global Opportunities Partners, the "MP Board Members"), two directors, who were initially Mr. Zucker and Mr. Boyd (together with any direct or indirect successors thereto, the "ZB Board Members"), and two directors designated by the Non-Matlin Global Partners Holders (together with any direct or indirect successors thereto, the "Non-Matlin Global Partners Board Members"). The voting and appointing of members of the board of directors are subject to certain provisions of the Shareholders' Agreement. In March 2003, Mr. Zucker resigned from the board of directors, and, in October 2003, Mr. Boyd resigned from the board of directors. As a result of these resignations, the number of members serving on our board of directors will be fixed at seven.

        The Shareholders Agreement contains other provisions regarding, among other things, reporting obligations, registration rights, transferring rights granted by the Shareholders Agreement, third party beneficiaries and enforcement of certain provisions of the Shareholders Agreement thereby, specific performance, amendments, granting of equivalent rights to our additional shareholder, and termination of the requirements for approval of actions by Non-Matlin Global Partners Board Members once they are no longer required to have a seat on the board.

Other Transactions

        Prior to June, 2003, our corporate headquarters were housed in space leased by one of our shareholders from an affiliate of the shareholder at an approximate annual rental charge of $0.2 million. Shared service costs were charged to us and approximated $0.6, $0.8 and $2.1 million in 2003, 2002 and 2001, respectively. We are currently in a pending lawsuit with the lessor over termination of this lease. We also lease a manufacturing facility from an affiliated entity that we believe was comparable to similar properties in the area. This lease was terminated in January 2003 at no cost to us. Annual rent expense relating to this terminated lease approximated $0.2 million in each of 2002, 2001 and 2000.

        During 2002, we entered into a Joint Development Agreement dated as of April 17, 2002 and in December 2002 entered into a Supply Agreement, effective as of April 30, 2002, with a third party affiliated with certain of our stockholders. During 2003, no payments were made by either party under either of these agreements. During 2003, certain of our key employees provide services for InterTech, one of our shareholders, and other affiliates of InterTech. InterTech and its affiliates paid such employees directly for these services. This arrangement was ended during 2003.

SOLICITATION AND EXPENSES OF SOLICITATION

        The proxies being solicited hereby are being solicited by the Board of Directors of the Company. The cost of soliciting proxies in the enclosed form will be borne by the Company. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record by such persons and reimburse such persons and the Corporation's transfer agent for their reasonable out-of-pocket expenses in forwarding such materials.

STOCKHOLDER PROPOSALS FOR OUR 2005 ANNUAL MEETING

        Stockholders interested in submitting a proposal for inclusion in proxy materials for the annual meeting of stockholders in 2005 may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, proposals of stockholders intended to be presented at the annual meeting in 2005 must be received by the Secretary of the Corporation no later than December 17, 2004 and will be considered untimely if submitted after such date. Proposals should be sent to Corporate Secretary, Polymer Group, Inc., 4055 Faber Place Drive, Suite 201, North Charleston, South Carolina 29405.

ADDITIONAL INFORMATION

        The Corporation will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of the Corporation's Annual Report on Form 10-K for the fiscal year ended January 3, 2004, as filed with the Securities and Exchange Commission, including the financial statements and the schedule thereto. Requests for copies of such Annual Report on Form 10-K should be directed to Dennis Norman, Vice President—Strategic Planning and Communications, at the address below. In addition, a copy of the Corporation's Annual Report on Form 10-K may be obtained by visiting the Corporation's website at www.polymergroup.com. A list of shareholders entitled to vote on matters at the Annual Meeting will be available for inspection at the Corporation's headquarters beginning on April 26, 2004.

        Please complete the enclosed proxy and mail it in the enclosed postage-paid envelope as soon as possible.

                      By order of the Board of Directors

                      Phillip E. Bryson
                      Secretary

Polymer Group, Inc.
4055 Faber Place Drive, Suite 201
North Charleston, SC 29405
April 16, 2004

ANNEX I

POLYMER GROUP, INC.
2003 STOCK OPTION PLAN

1.
Purpose

        This plan shall be known as the Polymer Group, Inc. 2003 Stock Option Plan (the "Plan"). The purpose of the Plan shall be to promote the long-term growth and profitability of Polymer Group, Inc. (the "Company") and its Subsidiaries by (i) providing certain directors, officers and employees of, and certain other individuals who perform services for, or to whom an offer of employment has been extended by, the Company and its Subsidiaries with incentives to maximize stockholder value and otherwise contribute to the success of the Company and (ii) enabling the Company to attract, retain and reward the best available persons for positions of responsibility. Only grants of non-qualified stock options may be made under the Plan.

2.
Definitions

        (a)   "Board of Directors" and "Board" mean the board of directors of the Company.

        (b)   "Cause" means the occurrence of one or more of the following events:

            (i)  Conviction of a felony or any crime or offense lesser than a felony involving the property of the Company or a Subsidiary; or

           (ii)  A breach of Executive's duty of loyalty to the Company or any of its Subsidiaries or any act of dishonesty or fraud with respect to the Company or any of its Subsidiaries; or

          (iii)  The commission by Executive of a felony, a crime involving moral turpitude or other act or omission causing material harm to the standing and reputation of the Company and its Subsidiaries; or

          (iv)  Reporting to work under the influence of alcohol or illegal drugs, the use of illegal drugs (whether or not at the workplace) or other repeated conduct causing the Company or any of its Subsidiaries substantial public disgrace or disrepute or economic harm; or

           (v)  Any act or omission aiding or abetting a competitor, supplier or customer of the Company or any of its Subsidiaries to the material disadvantage or detriment of the Company and its Subsidiaries

        (c)   "Change in Control" means the occurrence of one of the following events:

            (i)  if any "person" or "group" as those terms are used in Sections 13(d) and 14(d) of the Exchange Act or any successors thereto, other than an Exempt Person, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act or any successor thereto), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities, other than an acquisition by an Exempt Person; or

           (ii)  during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new directors whose election by the Board or nomination for election by the Company's stockholders was approved by at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election was previously so approved, cease for any reason to constitute a majority thereof; or

          (iii)  the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation (A) which would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) by which the corporate existence of the Company is not affected and following which the Company's chief executive officer and directors retain their positions with the Company (and constitute at least a majority of the Board); or

          (iv)  the consummation of a plan of complete liquidation of the Company or consummation of the sale or disposition by the Company of all or substantially all the Company's assets, other than a sale to an Exempt Person.

        (d)   "Code" means the Internal Revenue Code of 1986, as amended.

        (e)   "Committee" means the Compensation Committee of the Board, which shall consist solely of two or more members of the Board.

        (f)    "Common Stock" means the Class A Common Stock, par value $.01 per share, of the Company, and any other shares into which such stock may be changed by reason of a recapitalization, reorganization, merger, consolidation or any other change in the corporate structure or capital stock of the Company.

        (g)   "Competition" is deemed to occur if a person whose employment with the Company or its Subsidiaries has terminated obtains a position as a full-time or part-time employee of, as a member of the board of directors of, or as a consultant or advisor with or to, or acquires an ownership interest in excess of 5% of, a corporation, partnership, firm or other entity that engages in any of the businesses of the Company or any Subsidiary.

        (h)   "Disability" means a disability that would entitle an eligible participant to payment of monthly disability payments under any Company disability plan or as otherwise determined by the Committee.

        (i)    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (j)    "Exempt Person" means (i) MatlinPatterson Global Opportunities Fund L.P., MatlinPatterson Global Opportunities Partners, L.P., MatlinPatterson Global Opportunities Partners B, L.P., Matlin Patterson LLC, MatlinPatterson Asset Management LLC, MatlinPatterson Global Advisers LLC, MatlinPatterson Global Opportunities Partners(Bermuda), L.P., MatlinPatterson Global Partners LLC and any of their respective affiliated entities, (ii) any person, entity or group under the control of any party included in clause (i), or (iii) any employee benefit plan of the Company or a trustee or other administrator or fiduciary holding securities under an employee benefit plan of the Company.

        (k)   "Fair Market Value" of a share of Common Stock of the Company means, as of the date in question, the officially-quoted closing selling price of the stock (or if no selling price is quoted, the bid price) on the principal securities exchange on which the Common Stock is then listed for trading (including for this purpose the Nasdaq National Market) (the "Market") for the applicable trading day or, if the Common Stock is not then listed or quoted in the Market, the Fair Market Value shall be the fair value of the Common Stock determined in good faith by the Board; provided, however, that when shares received upon exercise of an option are immediately sold in the open market, the net sale price received may be used to determine the Fair Market Value of any shares used to pay the exercise price or applicable withholding taxes and to compute the withholding taxes.

        (l)    "Non-Employee Director" has the meaning given to such term in Rule 16b-3 under the Exchange Act and any successor thereto.

        (m)  "Retirement" means retirement as defined under any Company pension plan or retirement program or termination of one's employment on retirement with the approval of the Committee.

        (n)   "Subsidiary" means a corporation or other entity of which outstanding shares or ownership interests representing 50% or more of the combined voting power of such corporation or other entity entitled to elect the management thereof, or such lesser percentage as may be approved by the Committee, are owned directly or indirectly by the Company.

3.
Administration

        The Plan shall be administered by the Committee; provided that the Board may, in its discretion, at any time and from time to time, resolve to administer the Plan, in which case the term "Committee" shall be deemed to mean the Board for all purposes herein. Subject to the provisions of the Plan, the Committee shall be authorized to (i) select persons to participate in the Plan, (ii) determine the form and substance of grants made under the Plan to each participant, and the conditions and restrictions, if any, subject to which such grants will be made, (iii) certify that the conditions and restrictions applicable to any grant have been met, (iv) modify the terms of grants made under the Plan, (v) interpret the Plan and grants made thereunder, (vi) make any adjustments necessary or desirable in connection with grants made under the Plan to eligible participants located outside the United States and (vii) adopt, amend, or rescind such rules and regulations, and make such other determinations, for carrying out the Plan as it may deem appropriate. Decisions of the Committee on all matters relating to the Plan shall be in the Committee's sole discretion and shall be conclusive and binding on all parties. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal and state laws and rules and regulations promulgated pursuant thereto. No member of the Committee and no officer of the Company shall be liable for any action taken or omitted to be taken by such member, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the Plan, except for such person's own willful misconduct or as expressly provided by statute.

        The expenses of the Plan shall be borne by the Company. The Plan shall not be required to establish any special or separate fund or make any other segregation of assets to assume the payment of any award under the Plan, and rights to the payment of such awards shall be no greater than the rights of the Company's general creditors.

4.
Shares Available for the Plan

        Subject to adjustments as provided in Section 15, an aggregate of 400,000 shares of Common Stock (the "Shares") may be issued pursuant to the Plan. Such Shares may be in whole or in part authorized and unissued or held by the Company as treasury shares. If any grant under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited as to any Shares, or is tendered or withheld as to any shares in payment of the exercise price of the grant or the taxes payable with respect to the exercise, then such unpurchased, forfeited, tendered or withheld Shares shall thereafter be available for further grants under the Plan.

        Without limiting the generality of the foregoing provisions of this Section 4 or the generality of the provisions of Sections 3, 6 or 13 or any other section of this Plan, the Committee may, at any time or from time to time, and on such terms and conditions (that are consistent with and not in contravention of the other provisions of this Plan) as the Committee may, in its sole discretion, determine, enter into agreements (or take other actions with respect to the options) for new options containing terms (including exercise prices) more (or less) favorable than the outstanding options.

5.
Participation

        Participation in the Plan shall be limited to those directors (including Non-Employee Directors), officers (including non-employee officers) and employees of, and other individuals performing services for, or to whom an offer of employment has been extended by, the Company and its Subsidiaries selected by the Committee (including participants located outside the United States). Nothing in the Plan or in any grant thereunder shall confer any right on a participant to continue in the employ as a director or officer of or in the performance of services for the Company or shall interfere in any way with the right of the Company to terminate the employment or performance of services or to reduce the compensation or responsibilities of a participant at any time. By accepting any award under the Plan, each participant and each person claiming under or through him or her shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

        Non-qualified stock options may be granted to such persons and for such number of Shares as the Committee shall determine (such individuals to whom grants are made being sometimes herein called "optionees" or "grantees," as the case may be). Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such individuals are similarly situated. A grant made hereunder in any one year to an eligible participant shall neither guarantee nor preclude a further grant to such participant in that year or subsequent years.

6.
Non-qualified Options

        The Committee may from time to time grant to eligible participants Non-qualified stock options. In any one calendar year, the Committee shall not grant to any one participant options to purchase a number of shares of Common Stock in excess of 20% of the total number of Shares authorized under the Plan pursuant to Section 4. The options granted shall take such form as the Committee shall determine, subject to the following terms and conditions.

        (a)    Price.    The price per Share deliverable upon the exercise of each option ("exercise price") shall be established by the Committee, except that the exercise price may not be less than 100% of the Fair Market Value of a share of Common Stock as of the date of grant of the option.

        (b)    Payment.    Options may be exercised, in whole or in part, upon payment of the exercise price of the Shares to be acquired. Unless otherwise determined by the Committee, payment shall be made (i) in cash (including check, bank draft, money order or wire transfer of immediately available funds), (ii) by delivery of outstanding shares of Common Stock with a Fair Market Value on the date of exercise equal to the aggregate exercise price payable with respect to the options' exercise, (iii) by simultaneous sale through a broker of Shares acquired on exercise, as permitted under Regulation T of the Federal Reserve Board, as long as the Company receives payment of the exercise price prior to delivering such Shares (iv) by authorizing the Company to withhold from issuance a number of Shares issuable upon exercise of the options which, when multiplied by the Fair Market Value of a share of Common Stock on the date of exercise, is equal to the aggregate exercise price payable with respect to the options so exercised or (v) by any combination of the foregoing.

        In the event a grantee elects to pay the exercise price payable with respect to an option pursuant to clause (ii) above, (A) only a whole number of share(s) of Common Stock (and not fractional shares of Common Stock) may be tendered in payment, (B) such grantee must present evidence acceptable to the Company that he or she has owned any such shares of Common Stock tendered in payment of the exercise price (and that such tendered shares of Common Stock have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise, and (C) Common Stock must be delivered to the Company. Delivery for this purpose may, at the election of the grantee, be made either by (A) physical delivery of the certificate(s) for all such shares of Common Stock tendered in payment of the price, accompanied by duly executed instruments of transfer in a form acceptable to the Company, or (B) direction to the grantee's broker to transfer, by book entry, such shares of Common Stock from a brokerage account of the grantee to a brokerage account specified by the Company. When payment of the exercise price is made by delivery of Common Stock, the difference, if any, between the aggregate exercise price payable with respect to the option being exercised and the Fair Market Value of the shares of Common Stock tendered in payment (plus any applicable taxes) shall be paid in cash. No grantee may tender shares of Common Stock having a Fair

Market Value exceeding the aggregate exercise price payable with respect to the option being exercised (plus any applicable taxes).

        In the event a grantee elects to pay the exercise price payable with respect to an option pursuant to clause (iv) above, (A) only a whole number of Share(s) (and not fractional Shares) may be withheld in payment and (B) such grantee must present evidence acceptable to the Company that he or she has owned a number of shares of Common Stock at least equal to the number of Shares to be withheld in payment of the exercise price (and that such owned shares of Common Stock have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise. When payment of the exercise price is made by withholding of Shares, the difference, if any, between the aggregate exercise price payable with respect to the option being exercised and the Fair Market Value of the Shares withheld in payment (plus any applicable taxes) shall be paid in cash. No grantee may authorize the withholding of Shares having a Fair Market Value exceeding the aggregate exercise price payable with respect to the option being exercised (plus any applicable taxes). Any withheld Shares shall no longer be issuable under such option (except pursuant to any Reload Option (as defined below) with respect to any such withheld Shares).

        (c)    Terms of Options.    The term during which each option may be exercised shall be determined by the Committee, and except as otherwise provided herein, no option shall be exercisable in whole or in part more than ten years from the date it is granted. All rights to purchase Shares pursuant to an option shall, unless sooner terminated, expire at the date designated by the Committee. Each option shall only become exercisable upon the earlier to occur of (x) the date that is five years after the grant date of the option and (y) concurrently upon the consummation of a Change in Control of the Company. The Shares constituting each installment may be purchased in whole or in part at any time after such installment becomes exercisable, subject to such minimum exercise requirements as may be designated by the Committee. Prior to the exercise of an option and delivery of the Shares represented thereby, the optionee shall have no rights as a stockholder with respect to any Shares covered by such outstanding option (including any dividend or voting rights).

        (d)    Termination; Forfeiture. Death or Disability.    If a participant ceases to be a director, officer or employee of, or to perform other services for, the Company and any Subsidiary due to death or Disability, all of the participant's options that were fully vested as of the date of cessation of services to the Company or any Subsidiary shall remain outstanding, but in any event not longer than the expiration date of the options; provided that in the case of a disability the participant does not engage in Competition during any time in which such options are outstanding unless he or she received the prior written consent to do so from the Board or the Committee. In the event such participant engages in Competition during such period without such consent, all outstanding options, whether or not then vested or exercisable, shall expire and be immediately forfeited and no longer considered to be outstanding or subject to exercise.

          (ii)    Retirement.    If a participant ceases to be a director, officer or employee of, or to perform other services for, the Company and any Subsidiary upon the occurrence of his or her Retirement, all of the participant's options that were fully vested on the date of Retirement shall remain outstanding, but in any event not longer than the expiration date of the options; provided that the participant does not engage in Competition during any time in which such options are outstanding unless he or she receives written consent to do so from the Board or the Committee. In the event such participant engages in Competition during such period without such consent, all outstanding options, whether or not then vested or exercisable, shall expire and be immediately forfeited and no longer considered to be outstanding or subject to exercise.

          (iii)    Discharge for Cause.    If a participant ceases to be a director, officer or employee of, or to perform other services for, the Company or a Subsidiary due to Cause, or if a participant does not become a director, officer or employee of, or does not begin performing other services for, the

  Company or a Subsidiary for any reason, upon such cessation or non-commencement, all of the participant's options, whether or not any such options are then vested or exercisable shall expire and be immediately forfeited and no longer considered to be outstanding or subject to exercise.

          (iv)    Other Termination.    Unless otherwise determined by the Committee, if a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company or a Subsidiary for any reason other than death, Disability, Retirement or Cause, all of the participant's options that were fully vested on the date of such cessation shall remain outstanding, but in any event not longer than the expiration date of the options; provided that the participant does not engage in Competition during any time in which such options are outstanding unless he or she receives the prior written consent to do so from the Board or the Committee. In the event such participant engages in Competition during such period without such consent, all outstanding options, whether or not then vested or exercisable, shall expire and be immediately forfeited and no longer considered to be outstanding or subject to exercise.

        (e)    Change in Control.    If there is a Change in Control of the Company, all of the participant's options that have become vested shall be exercisable concurrently upon the consummation of such Change in Control and shall remain so for up to 30 days after the date of the Change in Control, but in no event shall the options remain outstanding after the expiration date of the options.

7.
Withholding Taxes

        (a)    Participant Election.    Unless otherwise determined by the Committee, a participant may elect to deliver shares of Common Stock (or have the Company withhold shares acquired upon exercise of an option to satisfy, in whole or in part, the amount the Company is required to withhold for taxes in connection with the exercise of an option. Such election must be made on or before the date the amount of tax to be withheld is determined. Once made, the election shall be irrevocable. The fair market value of the shares to be withheld will be the Fair Market Value as of the date the amount of tax to be withheld is determined. In the event a participant elects to deliver or have the Company withhold shares of Common Stock pursuant to this Section 7(a), such delivery or withholding must be made subject to the conditions and pursuant to the procedures set forth in Section 6(b) with respect to the delivery or withholding of Common Stock in payment of the exercise price of options.

        (b)    Company Requirement.    The Company may require, as a condition to any exercise under the Plan or to the delivery of certificates for Shares issued hereunder, that the optionee make provision for the payment to the Company, either pursuant to Section 7(a) or this Section 7(b), of federal, state or local taxes of any kind required by law to be withheld with respect to any delivery of Shares. The Company, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to an optionee, an amount equal to any federal, state or local taxes of any kind required by law to be withheld with respect to any delivery of Shares under the Plan.

8.
Vesting

        (a)    General.    Each employee to whom a grant is made under the Plan shall enter into a written agreement with the Company that shall contain such provisions, including without limitation vesting requirements, consistent with the provisions of the Plan, as may be approved by the Committee. Unless the Committee determines otherwise and except as otherwise provided in Section 6 in connection with a Change in Control, no grant under this Plan may be exercised within six months of the date such grant is made. There shall be no pro-rata vesting of options during the course of any year.

        (b)    Service Vesting.    Each grant of an option hereunder shall specify a percentage (or number of shares) of the total grant that is subject to service vesting. Each option will vest in the percentage (or number of shares) specified if, and only if, the grantee remains as a director, officer, employee or service provider to the Company on December 31, of each year, as specified in the grant.

        (c)    Corporate Financial Performance.    Each grant of an option hereunder shall specify a percentage (or number of shares) of the total grant that is subject to vesting based on the overall financial performance of the Company ("Corporate Financial Performance"). Prior to April 1 of each year, the Committee shall establish such financial targets as it determines for the purpose of measuring the Corporate Financial Performance. Such targets may be determined by reference to generally accepted accounting principles or otherwise. Prior to March 31 of each year, beginning in 2005, the Committee shall notify the grantees as to whether the Company has achieved the Corporate Financial Performance standards for the just-completed year. In order for each portion of a grant to vest, all of such targets must be met and the grantee must be employed by the Company on the March 31 next following the target year in question (e.g., March 31, 2005, for the year of 2004).

        (d)    Divisional Financial Performance.    Each grant of an option hereunder may also specify a percentage (or number of shares) of the total grant, that is subject to vesting based on the financial performance of a division ("Divisional Financial Performance") in which the grantee is employed or has responsibility. Prior to April 1 of each year, the Committee shall establish such financial targets as it determines for the purpose of measuring the Divisional Financial Performance. The financial targets for each division may be different, both as to matters measured as well as the specific measures employed. Such targets may be determined by reference to generally accepted accounting principles or otherwise. Prior to March 31 of each year, beginning in 2005, the Committee shall notify the grantees as to whether the Company has achieved the applicable Divisional Financial Performance standards. In order for each portion of the grant to vest, all of such targets must be met and the grantee must be employed by the Company on the March 31 next following the target year in question (e.g., March 31, 2005, for the year of 2004).

        (e)    Make-Up Provision.    In the event that in any particular year either the Corporate Financial Performance targets and/or Divisional Financial Performance targets are not met ("Missed Year"), the Committee shall so notify each grantee and the percentage (or number of shares) of an option grant that were subject to vesting and did not vest in the Missed Year ("Carryover Amount") shall be carried over to the immediately succeeding year on one occasion and tested for vesting against the applicable performance standards for such immediately succeeding year. If the performance standards in such immediately succeeding year are met, the Carryover Amount related to the Missed Year shall vest at the same time and in the same manner as the portion of the option grant originally allocated to such succeeding year. In no event shall any unvested portion of an option grant be subject to carryover vesting for more than the one year following the Missed Year. By way of example, if the Company missed a performance target in 2004, the unvested amount for 2004 would be subject to vesting if the targets established for 2005 were met. If such new 2005 targets were not met, the 2004 portion would expire unvested and the 2005 portion would be subject to carryover for 2006. If the 2005 targets were met, both the 2004 and 2005 portions would vest.

        (f)    Change in Control.    If there is a Change in Control of the Company, the portion of a participant's options that have not yet vested that are subject to service vesting shall become vested and shall be exercisable concurrently upon the consummation of such Change in Control as provided under Section 6(e) above. Any portion of a participant's options that have not yet vested that are subject to Corporate Financial Performance or Divisional Financial Performance shall not otherwise vest solely as a result of the consummation of a Change in Control.

9.
Transferability

        Unless the Committee determines otherwise, no option granted under the Plan shall be transferable by a participant other than by will or the laws of descent and distribution. Unless the Committee determines otherwise, an option may be exercised only by the optionee; by the executor or administrator of the estate of any of the foregoing or any person to whom the Option is transferred by will or the laws of descent and distribution. All provisions of this Plan shall in any event continue to apply to any option granted under the Plan and transferred as permitted by this Section 9, and any transferee of any such option shall be bound by all provisions of this Plan as and to the same extent as the applicable original grantee.

10.
Listing, Registration and Qualification

        If the Committee determines that the listing, registration or qualification upon any securities exchange or under any law of Shares subject to any option is necessary or desirable as a condition of, or in connection with, the issue or purchase of Shares thereunder, no such option may be exercised in whole or in part, unless such listing, registration or qualification is effected free of any conditions not acceptable to the Committee.

11.
Transfer of Employee

        The transfer of an employee from the Company to a Subsidiary, from a Subsidiary to the Company, or from one Subsidiary to another shall not be considered a termination of employment; nor shall it be considered a termination of employment if an employee is placed on military or sick leave or such other leave of absence which is considered by the Committee as continuing intact the employment relationship.

12.
Adjustments

        In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets, or any other change in the corporate structure or shares of the Company, the Committee shall make such adjustment as it deems appropriate in the number and kind of Shares or other property available for issuance under the Plan (including, without limitation, the total number of Shares available for issuance under the Plan pursuant to Section 4), in the number and kind of Shares covered by grants previously made under the Plan, and in the exercise price of outstanding options. Any such adjustment shall be final, conclusive and binding for all purposes of the Plan. In the event of any merger, consolidation or other reorganization in which the Company is not the surviving or continuing corporation or in which a Change in Control is to occur, all of the Company's obligations regarding options that were granted hereunder and that are outstanding on the date of such event shall, on such terms as may be approved by the Committee prior to such event, be assumed by the surviving or continuing corporation or canceled in exchange for property (including cash).

        Without limitation of the foregoing, in connection with any transaction of the type specified by clause (iii) of the definition of a Change in Control in Section 2(c), the Committee may, in its discretion, (i) cancel any or all outstanding options under the Plan in consideration for payment to the holders thereof of an amount equal to the portion of the consideration that would have been payable to such holders pursuant to such transaction if their options had been fully exercised immediately prior to such transaction, less the aggregate exercise price that would have been payable therefor, or (ii) if the amount that would have been payable to the option holders pursuant to such transaction if their options had been fully exercised immediately prior thereto would be equal to or less than the aggregate exercise price that would have been payable therefor, cancel any or all such options for no consideration or payment of any kind. Payment of any amount payable pursuant to the preceding sentence may be made in cash or, in the event that the consideration to be received in such transaction includes securities or other property, in cash and/or securities or other property in the Committee's discretion.

13.
Amendment and Termination of the Plan

        The Board of Directors or the Committee, without approval of the stockholders, may amend or terminate the Plan, except that no amendment shall become effective without prior approval of the stockholders of the Company if stockholder approval would be required by applicable law or regulations, including if required for continued compliance with the performance-based compensation exception of Section 162(m) of the Code or any successor thereto or by any listing requirement of the principal stock exchange on which the Common Stock is then listed.

14.
Commencement Date; Termination Date

        The date of commencement of the Plan shall be December 3, 2003, subject to approval by the shareholders of the Company.

        Unless previously terminated upon the adoption of a resolution of the Board terminating the Plan, the Plan shall terminate at the close of business on December 3, 2013. No termination of the Plan shall materially and adversely affect any of the rights or obligations of any person, without his or her written consent, under any grant of options theretofore granted under the Plan.

15.
Severability

        Whenever possible, each provision of the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of the Plan.

16.
Governing Law

        The Plan shall be governed by the corporate laws of the State of Delaware, without giving effect to any choice of law provisions that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

Annex II

POLYMER GROUP, INC.
2004 RESTRICTED STOCK PLAN

1.    Purpose.

        This plan shall be known as the Polymer Group, Inc. 2004 Restricted Stock Plan (the "Plan"). The purpose of the Plan shall be to promote the long-term growth and profitability of Polymer Group, Inc. (the "Company") and its Subsidiaries by providing certain directors of the Company and its Subsidiaries with incentives to maximize stockholder value and otherwise contribute to the success of the Company. Only grants of restricted stock may be made under the Plan.

2.    Definitions.

        (a)   "Board of Directors" and "Board" mean the board of directors of the Company.

        (b)   "Cause" means the occurrence of one or more of the following events:

            (i)  Conviction of a felony or any crime or offense lesser than a felony involving the property of the Company or a Subsidiary; or

           (ii)  A breach of Executive's duty of loyalty to the Company or any of its Subsidiaries or any act of dishonesty or fraud with respect to the Company or any of its Subsidiaries; or

          (iii)  The commission by Executive of a felony, a crime involving moral turpitude or other act or omission causing material harm to the standing and reputation of the Company and its Subsidiaries; or

          (iv)  Reporting to work under the influence of alcohol or illegal drugs, the use of illegal drugs (whether or not at the workplace) or other repeated conduct causing the Company or any of its Subsidiaries substantial public disgrace or disrepute or economic harm; or

           (v)  Any act or omission aiding or abetting a competitor, supplier or customer of the Company or any of its Subsidiaries to the material disadvantage or detriment of the Company and its Subsidiaries

        (c)   "Change in Control" means the occurrence of one of the following events:

            (i)  if any "person" or "group" as those terms are used in Sections 13(d) and 14(d) of the Exchange Act or any successors thereto, other than an Exempt Person, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act or any successor thereto), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities, other than an acquisition by an Exempt Person; or

           (ii)  during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new directors whose election by the Board or nomination for election by the Company's stockholders was approved by at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election was previously so approved, cease for any reason to constitute a majority thereof; or

          (iii)  the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation (A) which would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) by which the corporate existence of the Company is not affected and following which the Company's chief executive officer and directors retain their positions with the Company (and constitute at least a majority of the Board); or

          (iv)  the consummation of a plan of complete liquidation of the Company or consummation of the sale or disposition by the Company of all or substantially all the Company's assets, other than a sale to an Exempt Person.

        (d)   "Code" means the Internal Revenue Code of 1986, as amended.

        (e)   "Committee" means the Restricted Stock Committee of the Board, which shall consist solely of two or more members of the Board not entitled to receive grants of restricted stock under the Plan.

        (f)    "Common Stock" means the Class A Common Stock, par value $.01 per share, of the Company, and any other shares into which such stock may be changed by reason of a recapitalization, reorganization, merger, consolidation or any other change in the corporate structure or capital stock of the Company.

        (g)   "Disability" means a disability that would entitle an eligible participant to payment of monthly disability payments under any Company disability plan or as otherwise determined by the Committee.

        (h)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (i)    "Exempt Person" means (i) MatlinPatterson Global Opportunities Fund L.P., MatlinPatterson Global Opportunities Partners, L.P., MatlinPatterson Global Opportunities Partners B, L.P., Matlin Patterson LLC, MatlinPatterson Asset Management LLC, MatlinPatterson Global Advisers LLC, MatlinPatterson Global Opportunities Partners(Bermuda), L.P., MatlinPatterson Global Partners LLC and any of their respective affiliated entities, (ii) any person, entity or group under the control of any party included in clause (i), or (iii) any employee benefit plan of the Company or a trustee or other administrator or fiduciary holding securities under an employee benefit plan of the Company.

        (j)    "Fair Market Value" of a share of Common Stock of the Company means, as of the date in question, the officially-quoted closing selling price of the stock (or if no selling price is quoted, the bid price) on the principal securities exchange on which the Common Stock is then listed for trading (including for this purpose the Nasdaq National Market) (the "Market") for the applicable trading day or, if the Common Stock is not then listed or quoted in the Market, the Fair Market Value shall be the fair value of the Common Stock determined in good faith by the Board; provided, however, that when shares received upon exercise of an option are immediately sold in the open market, the net sale price received may be used to determine the Fair Market Value of any shares used to pay the exercise price or applicable withholding taxes and to compute the withholding taxes.

        (k)   "Non-Employee Director" has the meaning given to such term in Rule 16b-3 under the Exchange Act and any successor thereto.

        (l)    "Retirement" means retirement as defined under any Company pension plan or retirement program or termination of one's employment on retirement with the approval of the Committee.

        (m)  "Subsidiary" means a corporation or other entity of which outstanding shares or ownership interests representing 50% or more of the combined voting power of such corporation or other entity entitled to elect the management thereof, or such lesser percentage as may be approved by the Committee, are owned directly or indirectly by the Company.

3.    Administration

        The Plan shall be administered by the Committee; provided that the Board may, in its discretion, at any time and from time to time, resolve to administer the Plan, in which case the term "Committee"

shall be deemed to mean the Board for all purposes herein. Subject to the provisions of the Plan, the Committee shall be authorized to (i) determine the form and substance of grants made under the Plan to each participant, and the conditions and restrictions, if any, subject to which such grants will be made, (ii) certify that the conditions and restrictions applicable to any grant have been met, (iii) modify the terms of grants made under the Plan, (iv) interpret the Plan and grants made thereunder, and (iv) adopt, amend, or rescind such rules and regulations, and make such other determinations, for carrying out the Plan as it may deem appropriate. Decisions of the Committee on all matters relating to the Plan shall be in the Committee's sole discretion and shall be conclusive and binding on all parties. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal and state laws and rules and regulations promulgated pursuant thereto. No member of the Committee and no officer of the Company shall be liable for any action taken or omitted to be taken by such member, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the Plan, except for such person's own willful misconduct or as expressly provided by statute.

        The expenses of the Plan shall be borne by the Company. The Plan shall not be required to establish any special or separate fund or make any other segregation of assets to assume the payment of any award under the Plan, and rights to the payment of such awards shall be no greater than the rights of the Company's general creditors.

4.    Shares Available for the Plan

        Subject to adjustments as provided in Section 10, an aggregate of 200,000 shares of Common Stock (the "Shares") may be issued pursuant to the Plan. Such Shares may be in whole or in part authorized and unissued or held by the Company as treasury shares. If any grant under the Plan becomes unexercisable or is forfeited as to any Shares, then such forfeited or withheld Shares shall thereafter be available for further grants under the Plan.

        Without limiting the generality of the foregoing provisions of this Section 4 or the generality of the provisions of Sections 3, 6 or 11 or any other section of this Plan, the Committee may, at any time or from time to time, and on such terms and conditions (that are consistent with and not in contravention of the other provisions of this Plan) as the Committee may, in its sole discretion, determine, enter into agreements (or take other actions with respect to the options) for new shares of restricted stock containing terms more (or less) favorable than any outstanding restricted shares.

5.    Participation

        Participation in the Plan shall be limited to the directors (including Non-Employee Directors), of, the Company and its Subsidiaries. Nothing in the Plan or in any grant thereunder shall confer any right on a participant to continue in the employ as a director of or in the performance of services for the Company or shall interfere in any way with the right of the Company to terminate the employment or to reduce the compensation or responsibilities of a participant at any time. By accepting any award under the Plan, each participant and each person claiming under or through him or her shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

        Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such individuals are similarly situated. A grant made hereunder in any one year to an eligible participant shall neither guarantee nor preclude a further grant to such participant in that year or subsequent years.

6.    Restricted Stock

        The Committee may at any time and from time to time grant Shares of restricted stock under the Plan to such participants and in such amounts as it determines. Each grant of restricted stock shall specify the applicable restrictions on such Shares, the duration of such restrictions (which shall be at least six months except as otherwise determined by the Committee or provided in the third paragraph of this Section 6), and the time or times at which such restrictions shall lapse with respect to all or a specified number of Shares that are part of the grant.

        Unless otherwise determined by the Committee, each Non-employee Director of the Company that is also not affiliated with an Exempt Person (as defined on January 1, 2004), shall be entitled to receive a grant of restricted shares each fiscal quarter, beginning with the fiscal quarter ending April 3, 2004. The number of shares to be granted will be based on the formula of (x) $2,500 divided by (y) the average closing price of the Class A Common Stock for each trading day in the 15 trading day period ending on the last day of each fiscal quarter. Each grant will be made promptly after the end of such fiscal quarter.

        The participant will be required to pay the Company the aggregate par value of any Shares of restricted stock (or such larger amount as the Board may determine to constitute capital under Section 154 of the Delaware General Corporation Law, as amended, or any successor thereto) within ten days of the date of grant, unless such Shares of restricted stock are treasury shares. Unless otherwise determined by the Committee, certificates representing Shares of restricted stock granted under the Plan will be held in escrow by the Company on the participant's behalf during any period of restriction thereon and will bear an appropriate legend specifying the applicable restrictions thereon, and the participant will be required to execute a blank stock power therefore. Except as otherwise provided by the Committee, during such period of restriction the participant shall have all of the rights of a holder of Common Stock, including but not limited to the rights to receive dividends and to vote, and any stock or other securities received as a distribution with respect to such participant's restricted stock shall be subject to the same restrictions as then in effect for the restricted stock.

        Except as otherwise provided by the Committee, immediately prior to the consummation of a Change in Control, or at such time as a participant ceases to be a director of the Company and its Subsidiaries due to death, Disability or Retirement during any period of restriction, all restrictions on Shares granted to such participant shall lapse. At such time as a participant ceases to be a director of the Company or its Subsidiaries for any other reason, all Shares of restricted stock granted to such participant which have not vested shall be immediately forfeited to the Company.

7.    Withholding Taxes.

        (a)   Participant Election.    Unless otherwise determined by the Committee, a participant may elect to deliver shares of Common Stock (or have the Company withhold shares granted) to satisfy, in whole or in part, the amount the Company is required to withhold for taxes. Such election must be made on or before the date the amount of tax to be withheld is determined. Once made, the election shall be irrevocable. The fair market value of the shares to be withheld will be the Fair Market Value as of the date the amount of tax to be withheld is determined.

        (b)   Company Requirement.    The Company may require, as a condition to any grant under the Plan or to the delivery of certificates for Shares issued hereunder, that the grantee make provision for the payment to the Company, either pursuant to Section 7(a) or this Section 7(b), of federal, state or local taxes of any kind required by law to be withheld with respect to any delivery of Shares. The Company, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including normal directors fees) otherwise due to a grantee, an amount equal to any federal, state or local taxes of any kind required by law to be withheld with respect to any delivery of Shares under the Plan.

8.    Transferability.

        Unless the Committee determines otherwise, no Shares granted under the Plan shall be transferable by a participant other than by will or the laws of descent and distribution prior to the date the restrictions on the Shares lapse, or, subject to the provision of Section 5 of the form of grant, to any of your Family Members by gift or a qualified domestic relations order as defined by the Code.

9.    Listing, Registration and Qualification.

        If the Committee determines that the listing, registration or qualification upon any securities exchange or under any law of Shares is necessary or desirable as a condition of, or in connection with, the issue of Shares hereunder, no such Shares may be granted, unless such listing, registration or qualification is effected free of any conditions not acceptable to the Committee.

10.    Adjustments.

        In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets, or any other change in the corporate structure or shares of the Company, the Committee shall make such adjustment as it deems appropriate in the number and kind of Shares or other property available for issuance under the Plan (including, without limitation, the total number of Shares available for issuance under the Plan pursuant to Section 4). Any such adjustment shall be final, conclusive and binding for all purposes of the Plan.

11.    Amendment and Termination of the Plan.

        The Board of Directors or the Committee, without approval of the stockholders, may amend or terminate the Plan, except that no amendment shall become effective without prior approval of the stockholders of the Company if stockholder approval would be required by applicable law or regulations, including if required for continued compliance with the performance-based compensation exception of Section 162(m) of the Code or any successor thereto or by any listing requirement of the principal stock exchange on which the Common Stock is then listed.

12.    Commencement Date; Termination Date.

        The date of commencement of the Plan shall be January 1, 2004, subject to approval by the shareholders of the Company.

        Unless previously terminated upon the adoption of a resolution of the Board terminating the Plan, the Plan shall terminate at the close of business on January 1, 2014. No termination of the Plan shall materially and adversely affect any of the rights or obligations of any person, without his or her written consent, under any grant of Shares theretofore granted under the Plan.

13.    Severability.

        Whenever possible, each provision of the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of the Plan.

14.    Governing Law.

        The Plan shall be governed by the corporate laws of the State of Delaware, without giving effect to any choice of law provisions that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

ANNEX III

Polymer Group, Inc.
Audit Committee Charter

Organization

        This charter governs the operations of the Audit Committee of the Polymer Group, Inc. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be members of, and appointed by, the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent as long as they do not accept any consulting, advisory, or other compensatory fee from the Company and are not an affiliated person of the Company or its subsidiaries, and meet the independence requirements of the stock exchange listing standards. All committee members shall be financially literate, and at least one member shall be a "financial expert," as defined by SEC regulations.

Purpose

        The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to: the integrity of the Company's financial statements; the financial reporting process; the systems of internal accounting and financial controls; the performance of the Company's internal audit function and independent auditors; the independent auditor's qualifications and independence; and the Company's compliance with ethics policies and legal and regulatory requirements. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors, and management of the Company.

        In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the authority to engage independent counsel and other advisors as it determines necessary to carry out its duties.

Duties and Responsibilities

        The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. While the audit committee has the responsibilities and powers set forth in this Charter, it is not the duty of the audit committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements.

        The committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior. The following shall be the principal duties and responsibilities of the audit committee. These are set forth as a guide with the understanding that the committee may supplement them as appropriate.

        The committee shall be directly responsible for the appointment and termination (subject, if applicable, to shareholder ratification), compensation, and oversight of the work of the independent

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auditors, including resolution, of disagreements between management and the auditor regarding financial reporting. The committee shall pre-approve all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation. The Audit Committee Pre-Approval Policy is attached hereto as Exhibit A. The committee may delegate pre-approval authority to a member of the audit committee. The decisions of any audit committee member to whom pre-approval authority is delegated must be presented to the full audit committee at its next scheduled meeting.

        At least annually, the committee shall obtain and review a report by the independent auditors describing:

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  The firm's internal quality control procedures.

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  Any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

  •
  All relationships between the independent auditor and the Company (to assess the auditor's independence).

        In addition, the committee shall set clear hiring policies for employees or former employees of the independent auditors that meet the SEC regulations and stock exchange listing standards.

        The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's policies and procedures to assess, monitor, and manage business risk, and legal and ethical compliance programs (e.g., Company's Code of Conduct).

        The committee shall meet separately periodically with management, the internal auditors, and the independent auditors to discuss issues and concerns warranting committee attention. The committee shall provide sufficient opportunity for the internal auditors and the independent auditors to meet privately with the members of the committee. The committee shall review with independent auditor any audit problems or difficulties and management's response.

        The committee shall receive regular reports from the independent auditor on the critical policies and practices of the company, and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management.

        The committee shall review management's assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors' repot on management's assertion.

        The committee shall review and discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

        The committee shall review the interim financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

        The committee shall review with management and the independent auditors the financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and

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Results of Operations to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

        The committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, auditing matters, or certain other corporate governance matters related to concerns raised about the Company's legal affairs, environmental issues or human resource practices. Employees will be provided a confidential, anonymous system for raising such concerns with the committee, and when appropriate, such complaints will be reviewed with the Board of Directors.

        The committee shall receive corporate attorneys' reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

        The committee also prepares its report to be included in the Company's annual proxy statement, as required by SEC regulations.

        The committee shall perform an evaluation of its performance at least annually to determine whether it is functioning effectively.

May 20, 2003

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PROXY	PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
POLYMER GROUP, INC.
4055 FABER PLACE DRIVE, SUITE 201
NORTH CHARLESTON, SOUTH CAROLINA 29405

2004 ANNUAL MEETING OF STOCKHOLDERS

        The undersigned hereby appoints JAMES L. SCHAEFFER AND WILLIS C. MOORE III, and each of them, proxies, with full power of substitution and revocation, acting by majority of those present and voting or if only one is present and voting then that one, to vote the stock of Polymer Group, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Stockholders to be held May 5, 2004 and at any adjournments or postponements thereof, with all powers the undersigned would possess if present, with respect to the following:

  1.
  Election of directors:.
For the nominees	Withhold
☐	☐

    Pedro Arias, Ramon Betolaza, Lap Wai Chan, William B. Hewitt, Eugene Linden, James Ovenden and Michael Watzky.

    To withhold authority for an individual nominee, draw a line through his name.

  2.
  To approve the adoption of the 2003 Employee Stock Option Plan.
For	Against	Abstain
☐	☐	☐
  3.
  To approve the adoption of the 2004 Restricted Stock Plan.
For	Against	Abstain
☐	☐	☐

        In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

        This proxy, when properly executed will be voted in the manner directed herein by the undersigned. If signed and no direction is give for any item, this proxy will be voted for all nominees.

        Please return your executed form as soon as possible in the envelope provided to Wachovia Bank, N.A., Attention: Proxy Tabulation, P.O. Box 217950, Charlotte, North Carolina 28254-3555.

THIS SPACE RESERVED FOR ADDRESSING (key lines do not print)

	Date	, 2002
(Signature)

	Date	, 2002
(Signature)

Please date and sign your name exactly as it appears on this Proxy. Joint owners should each sign. When signing as attorney, executor, administrator or guardian, please give full title.

CONTROL NUMBER	*FOLD AND DETACH HERE*
CLEAR AREA (key lines do not print)

THANK YOU FOR VOTING!
YOUR VOTE IS IMPORTANT TO US!

QuickLinks

PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 2003 EMPLOYEE STOCK OPTION PLAN
2003 EMPLOYEE STOCK OPTION PLAN
PROPOSAL 3 2004 RESTRICTED STOCK PLAN FOR DIRECTORS
OTHER BUSINESS
MANAGEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
EXECUTIVE COMPENSATION
PERFORMANCE GRAPH
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SOLICITATION AND EXPENSES OF SOLICITATION
STOCKHOLDER PROPOSALS FOR OUR 2005 ANNUAL MEETING
ADDITIONAL INFORMATION
POLYMER GROUP, INC. 2003 STOCK OPTION PLAN
POLYMER GROUP, INC. 2004 RESTRICTED STOCK PLAN
Polymer Group, Inc. Audit Committee Charter